Execution Version SECURED ENERGY MARKETING AND TRADING FACILITY AMENDED AND RESTATED COMMON AGREEMENT dated as of December 15, 2015 among TALEN ENERGY MARKETING, LLC, TALEN ENERGY SUPPLY, LLC, as Guarantor BRUNNER ISLAND, LLC, MONTOUR, LLC, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent and THE SECURED COUNTERPARTIES

i TABLE OF CONTENTS ARTICLE I DEFINITIONS ............................................................................................................2 Section 1.01 Definitions. ..................................................................................................2 Section 1.02 Rules of Interpretation and Construction. ............................................14 ARTICLE II THE FACILITY .......................................................................................................15 Section 2.01 Energy Transactions ................................................................................15 Section 2.02 Individual Thresholds and Common Facility Limit .............................15 Section 2.03 Notification of Secured Counterparty Exposure, Determination of Adjusted Individual Facility Utilization and Adjustments to Facility Limit. ...........................................................................................16 Section 2.04 Secured Counterparty ISDA Agreements. ............................................18 Section 2.05 Term of Facility. .......................................................................................19 Section 2.06 Joinder of Additional Counterparties to Common Agreement ...........20 Section 2.07 Conflicts Between Common Agreement and Secured Counterparty ISDA Agreements ............................................................20 ARTICLE III EFFECTIVENESS; INDIVIDUAL ENERGY TRANSACTIONS .......................21 Section 3.01 Effectiveness. ............................................................................................21 Section 3.02 Individual Energy Transactions .............................................................21 ARTICLE IV REPRESENTATIONS AND WARRANTIES ......................................................21 Section 4.01 Representations and Warranties of the Company ................................21 Section 4.02 Representations and Warranties of the Parent .....................................22 Section 4.03 Intentionally Omitted ..............................................................................26 Section 4.04 Representations and Warranties of Secured Counterparties ..............26 Section 4.05 Representations and Warranties of Agent ............................................27 ARTICLE V COVENANTS..........................................................................................................28 Section 5.01 Covenants of the Company .....................................................................28 Section 5.02 Covenants of the Parent ..........................................................................29 Section 5.03 Intentionally Omitted ..............................................................................32 Section 5.04 Indemnification. .......................................................................................32 ARTICLE VI EVENTS OF DEFAULT; CROSS TERMINATION REMEDIES .......................33 Section 6.01 Events of Default ......................................................................................33 Section 6.02 Cross Termination Events .......................................................................35 Section 6.03 Individual Remedies ................................................................................36 Section 6.04 Remedies of Agent for Benefit of Secured Counterparties ..................36 Section 6.05 Default Notices; Trading Limitations. ...................................................36 ARTICLE VII COLLATERAL; INTERCREDITOR MATTERS ...............................................38 Section 7.01 Intercreditor Agreement .........................................................................38 Section 7.02 No Impairment of Rights under Parent Guaranty or to Individual Collateral ................................................................................38 Section 7.03 Intentionally Omitted ..............................................................................38

ii Section 7.04 Discharge. .................................................................................................38 Section 7.05 Proceeds. ...................................................................................................39 Section 7.06 Reinstatement. ..........................................................................................39 ARTICLE VIII THE AGENT .......................................................................................................40 Section 8.01 Appointment of Agent. ............................................................................40 Section 8.02 Delegation of Duties .................................................................................40 Section 8.03 Agent may act for Individual Secured Counterparties ........................40 Section 8.04 Exculpatory Provisions. ...........................................................................41 Section 8.05 Notice of Default .......................................................................................42 Section 8.06 Non-Reliance on Agent and Secured Counterparties ...........................43 Section 8.07 Agent in Individual Capacity ..................................................................43 Section 8.08 Successor Agent ........................................................................................43 Section 8.09 Indemnification ........................................................................................45 ARTICLE IX MISCELLANEOUS ...............................................................................................46 Section 9.01 Notices .......................................................................................................46 Section 9.02 No Waiver; Cumulative Remedies .........................................................47 Section 9.03 Amendments and Waivers ......................................................................47 Section 9.04 Successors and Assigns ............................................................................49 Section 9.05 Survival .....................................................................................................49 Section 9.06 Counterparts ............................................................................................49 Section 9.07 Severability ...............................................................................................50 Section 9.08 Integration ................................................................................................50 Section 9.09 GOVERNING LAW ................................................................................50 Section 9.10 Submission to Jurisdiction; Waivers ......................................................50 Section 9.11 WAIVER OF JURY TRIAL ...................................................................50 Section 9.12 Confidentiality ..........................................................................................50 Section 9.13 Patriot Act. ................................................................................................51 Section 9.14 Termination of Genco Guaranty and Brunner Island and Montour Mortgages .................................................................................51 ARTICLE X AMENDMENT AND RESTATEMENT ................................................................51 Section 10.01 Amendment and Restatement of Existing Common Agreement .........51 Schedules: Schedule A Initial Secured Counterparties Schedule B ERISA Plans Exhibits: Exhibit A. Form of Common Agreement Joinder Exhibit B. Form of Secured Counterparty ISDA Master Agreement Exhibit C. Intentionally Omitted Exhibit D. Form of Parent Guaranty Exhibit E. Form of Accession Agreement

iii Exhibit F. Intentionally Omitted Exhibit G-1. Form of Notice of Threshold Adjustment – Secured Counterparty Form Exhibit G-2. Form of Notice of Threshold Adjustment – Company Form Exhibit H-1. Form of Secured Counterparty Exposure Notification – Secured Counterparty Form Exhibit H-2. Form of Secured Counterparty Exposure Notification – Company Form Exhibit I-1. Form of Notice of Secured Counterparty ISDA Agreement Event of Default – Company Form Exhibit I-2. Form of Notice of Secured Counterparty ISDA Agreement Event of Default – Secured Counterparty Form Exhibit I-3. Form of Trading Limitation Notice Exhibit I-4. Form of Trading Limitation Notice Exhibit J-1. Form of Revocation of Trading Limitation Notice Exhibit J-2. Form of Notice of Cure of Secured Counterparty ISDA Agreement Event of Default – Company Form Exhibit J-3. Form of Notice of Cure of Secured Counterparty ISDA Agreement Event of Default – Secured Counterparty Form Exhibit K-1. Form of Notice of Early Termination Date – Company Form Exhibit K-2. Form of Notice of Early Termination Date – Secured Counterparty Form Exhibit L-1. Form of Notice to the Agent of an Early Termination Date – Company Form Exhibit L-2. Form of Notice to the Agent of an Early Termination Date – Secured Counterparty Form Exhibit M. Form of Notice to the Secured Counterparties of an Early Termination Date Exhibit N-1. Form of Vote Request – Company Form Exhibit N-2. Form of Vote Request – Secured Counterparty Form Exhibit N-3. Form of Vote Notice Exhibit O. Form of Secured Counterparty Confirmation of Eligible Collateral Posting

AMENDED AND RESTATED COMMON AGREEMENT dated as of December 15, 2015 (this “Agreement”), among TALEN ENERGY MARKETING, LLC (formerly known as PPL EnergyPlus, LLC), a Pennsylvania limited liability company (the “Company”), TALEN ENERGY SUPPLY, LLC (formerly known as PPL Energy Supply, LLC), a Delaware limited liability company (the “Parent”), as a Guarantor, BRUNNER ISLAND, LLC (formerly known as PPL Brunner Island, LLC), a Delaware limited liability company (“Brunner Island”), MONTOUR, LLC (formerly known as PPL Montour, LLC), a Delaware limited liability company (“Montour”), WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust, FSB), as agent on behalf of the Secured Counterparties (together with its permitted successors and assigns, the “Agent”), and the Secured Counterparties from time to time parties hereto. RECITALS The Company, the Parent, Brunner Island, Montour, the Agent and the Secured Counterparties previously entered into that certain Secured Energy Marketing and Trading Facility Common Agreement, dated as of November 1, 2010 (as heretofore amended, modified and supplemented, the “Existing Common Agreement”), and certain other agreements to establish a secured energy marketing and trading facility (the “Facility”). Under the Facility, the Company and the Secured Counterparties may from time to time enter into transactions involving the purchase and sale of electrical energy, generating capacity, fuel and other energy related commodities and other Energy Transactions pursuant to the Secured Counterparty ISDA Agreements; and under each Parent Guaranty, the Parent guarantees to the applicable Secured Counterparty a portion of the Company’s payment obligations under the Secured Counterparty ISDA Agreement with such Secured Counterparty; under the Genco Guaranty, Brunner Island and Montour have previously jointly and severally guaranteed up to $800,000,000 of the Company’s payment obligations in respect of all Secured Counterparty ISDA Agreements and the Company’s payment obligations to the Agent under the Facility Documents; Brunner Island previously entered into the Brunner Island Mortgage in order to secure its obligations under the Genco Guaranty and certain other obligations; and, Montour previously entered into the Montour Mortgage in order to secure its obligations under the Genco Guaranty and certain other obligations. The Company has provided the Secured Counterparties with certain other collateral with respect to obligations under the Existing Common Agreement; the liens of the Brunner Island and Montour Mortgage have been released in accordance with the Existing Common Agreement and the Genco Guaranty has been terminated in accordance with its terms and Brunner Island and Montour have been released from their obligations thereunder. The parties intend that the Company’s obligations under the Facility Documents be secured pursuant to the Collateral Agreement (as defined below), and to confirm the same, the

2 Agent will become a party to the Intercreditor Agreement and become a Secured Debt Representative thereunder on behalf of the Secured Counterparties. The parties wish to amend and restate the Existing Common Agreement in order to, among other things, confirm the termination of the Genco Guaranty and the release, satisfaction and discharge of the Brunner Island Mortgage and the Montour Mortgage, to reflect the provision of additional collateral for the benefit of the Secured Counterparties in accordance with the Collateral Agreement referred to below and subject to the Intercreditor Agreement, and to reconstitute the Facility as agreed below. This Agreement contains representations and warranties and covenants common to all Energy Transactions under the Facility, and provisions defining the role of the Agent and its relationship with the Secured Counterparties. In consideration of the foregoing, the parties do hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. “Adjusted Aggregate Facility Utilization” means, for any Valuation Date, the sum of each Adjusted Individual Facility Utilization for that Valuation Date for all Secured Counterparties. “Adjusted Facility Limit” has the meaning set forth in Section 7.04(b). “Adjusted Individual Facility Utilization” means, for any Valuation Date and for each Secured Counterparty: (a) subject to Section 2.03(b): (i) the Individual Facility Utilization for such Secured Counterparty as of such Valuation Date multiplied by (ii) the lesser of one and the result of (A) the Facility Limit (including as adjusted in accordance with Sections 2.03(c), 2.05 and 7.04 and solely for purposes of this definition, as adjusted in accordance with Section 2.03(b)) divided by (B) the sum of the Individual Facility Utilization for all Secured Counterparties (taking into account, when applicable, any increases to Individual Facility Utilizations as a result of CT Decreases for all CTD Secured Counterparties) other than any Terminated Secured Counterparty; provided, that, if the Counterparty Threshold for any Secured Counterparty will decrease effective as of such Valuation Date pursuant to Section 2.02 as a result of a Threshold

3 Modification and the fraction determined under clause (ii) above (after giving effect to such decrease and any similar decreases with respect to any other Secured Counterparty) would be less than one (referred to as the “Overutilization Condition”), then, for such Valuation Date and each Valuation Date thereafter until the Overutilization Condition is no longer true, the following shall apply: (1) such Secured Counterparty shall be considered a “CTD Secured Counterparty”; (2) the amount of such decrease, together with the amount of any further decreases effective during such period, shall be considered a “CT Decrease”; and (3) the Adjusted Individual Facility Utilization for each CTD Secured Counterparty shall be determined utilizing the amount of its Counterparty Threshold in effect immediately prior to giving effect to such CT Decrease; provided, however, that, if the Facility Limit exceeds the sum of the amount determined in clause (ii)(B) above (as calculated without giving effect to any CT Decrease) (such excess, the “CTD Facility Limit Excess”), then the Adjusted Individual Facility Utilization for each CTD Secured Counterparty will be increased pro rata based on the amount by which such CTD Secured Counterparty’s Individual Facility Utilization (calculated after giving effect to the CT Decrease) exceeds its respective Adjusted Individual Facility Utilization (as initially calculated above without giving effect to any CT Decrease), but shall in no event exceed such CTD Secured Counterparty’s Facility Threshold. “Adjusted Obligations” means, with respect to each Secured Counterparty and any time any proceeds are distributed under Section 7.05, the greater of zero and the result of the following: (i) all Obligations then owed to such Secured Counterparty; less (ii) the sum of: (x) such Secured Counterparty’s Counterparty Threshold as of the Relevant Valuation Date for such Secured Counterparty; plus (y) such Secured Counterparty’s Bilateral Collateral Entitlement as of the Relevant Valuation Date or, if the Posted Credit Support is greater than the Bilateral Collateral Entitlement, the Posted Credit Support as of such Relevant Valuation Date posted to such Secured Counterparty; provided, that, if such Secured Counterparty is a CTD Secured Counterparty as of such Relevant Valuation Date, then (A) the calculations set forth in clause (ii) above shall utilize the Counterparty Threshold without giving effect to any CT Decrease, and (B) such CTD Secured Counterparty’s Adjusted Obligations will be increased by the amount of any increase to such CTD Secured Counterparty’s Adjusted Individual Facility Utilization pursuant to the final proviso in the definition of “Adjusted Individual Facility Utilization”.

4 “Affected Party” has the meaning given to such term in the Secured Counterparty ISDA Agreements. “Affiliate” means, with respect to a Person, any other Person who is directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through the ownership of stock or its equivalent, by contract or otherwise. “Agent” has the meaning set forth in the Preamble of this Agreement. “Aggregate Capacity” means the total aggregate amount of electric generating capacity, as measured in megawatts, of all power generation facilities that constitute Collateral owned by the Company or any Affiliate of the Company at the time of such determination; provided, however, that in the event that a facility is not one hundred percent (100%) owned by the Company or an Affiliate of the Company, the Aggregate Capacity attributable to such facility shall be reduced pro rata based on the portion of such facility owned by the Company or its Affiliates. “Agreement” has the meaning set forth in the Preamble hereof. “Automatic Threshold Adjustment” means, with respect to any Secured Counterparty, any reduction or increase in its Counterparty Threshold or Facility Threshold that occurs as a result of the operation of the applicable Secured Counterparty ISDA Agreement (in existence on the date of this Agreement or the date such Secured Counterparty becomes a party to this Agreement), including any such change that results from any downgrade in the ratings assigned by any Rating Agency to any Credit Party or that arises as a result of the occurrence of an Event of Default or Termination Event under (and as defined in) the applicable Secured Counterparty ISDA Agreement. An “Automatic Threshold Adjustment” shall not be a Threshold Modification. “Bilateral Collateral Entitlement” means, with respect to each Secured Counterparty and any time any proceeds are distributed under Section 7.05, the result of (a) such Secured Counterparty’s Secured Counterparty Exposure as of the Relevant Valuation Date, less (b) such Secured Counterparty’s Adjusted Individual Facility Utilization as of the Relevant Valuation Date, less (c) such Secured Counterparty’s Counterparty Threshold, in each case, as of the Relevant Valuation Date. provided, that, if such Secured Counterparty is a CTD Secured Counterparty as of such Relevant Valuation Date, then (A) the calculation of the Bilateral Collateral Entitlement shall utilize the Counterparty Threshold without giving effect to any CT Decrease, and (B) such CTD Secured Counterparty’s Bilateral Collateral Entitlement will be decreased by the amount of any increase

5 to such CTD Secured Counterparty’s Adjusted Individual Facility Utilization pursuant to the final proviso to the definition of “Adjusted Individual Facility Utilization”. “Brunner Island Mortgage” means the Open-End Mortgage, Security Agreement and Fixture Filing dated as of October 26, 2010 from Brunner Island to the Agent relating to Brunner Island’s interest in the Brunner Island Generating Station located in York County, Pennsylvania. “Business Day” means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York City. “Brunner Island” has the meaning set forth in the Preamble of this Agreement. “CERCLA” has the meaning set forth Section 4.02(k)(i)(C). “Collateral” shall have the meaning ascribed to it in the Intercreditor Agreement. “Collateral Agreement” means the Guarantee and Collateral Agreement dated as of June 1, 2015 among the Parent, the Subsidiaries of the Parent party thereto and Citibank, N.A., as Collateral Trustee. “Collateral Parties” shall mean Parent and the Subsidiary Guarantors. “Collateral Security Documents” shall mean the “Security Documents” as defined in the Intercreditor Agreement. “Collateral Trustee” shall have the meaning specified in the Intercreditor Agreement. “Common Agreement Joinder” means a Common Agreement Joinder substantially in the form of Exhibit A. “Company” has the meaning set forth in the Preamble of this Agreement. “Confirmation” has the meaning given to such term in the applicable Secured Counterparty ISDA Agreement. “Corporation” means a corporation, association, company, joint stock company, limited liability company, partnership or business trust. “Counterparty Threshold” has the meaning given to such term in the Secured Counterparty ISDA Agreements and for purposes of this Agreement shall be deemed to be the amount notified to the Agent in accordance with Section 2.02. “Credit Parties” means the Company and the Parent for purposes of this Agreement. For purposes of the Accession Agreement contemplated by Exhibit E hereto, “Credit Parties” shall have the meaning set forth in the Intercreditor Agreement.

6 “Credit Support Annex” means, with respect to any Secured Counterparty ISDA Agreement, the Credit Support Annex contained in the related Schedules and Annexes. “Cross Termination Event” has the meaning set forth in Section 6.02(a). “CT Decrease” has the meaning set forth in the definition of Adjusted Individual Facility Utilization. “CTD Facility Limit Excess” has the meaning set forth in the definition of Adjusted Individual Facility Utilization. “CTD Secured Counterparty” has the meaning set forth in the definition of Adjusted Individual Facility Utilization. “Default” means any occurrence, circumstance or event, or any combination thereof, which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default. “Early Termination Date” means, with respect to any Secured Counterparty and Secured Counterparty ISDA Agreement, the Early Termination Date designated or occurring thereunder that results in the termination of all Energy Transactions then outstanding under such Secured Counterparty ISDA Agreement. “Effective Date” means December 15, 2015, or such other date as the Credit Parties, the Agent and the Initial Secured Counterparties shall agree. “Eligible Collateral” has, with respect to any Secured Counterparty, the meaning set forth in the applicable Secured Counterparty ISDA Agreement. “Energy Transaction” means an “Energy Transaction” as such term is defined in the Secured Counterparty ISDA Agreements. “Energy Transaction Date” has the meaning set forth in Section 3.02. “Environmental Claims” shall mean any administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations and/or adjudicatory proceedings relating to noncompliance with, or liability arising under, Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, “Claims”), including, without limitation, (a) any Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any Claims by any third party arising out of or relating to the presence of, or exposure to, Hazardous Materials. “Environmental Law” shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to

7 the protection of the environment or human health or safety (as such relates to exposure to Hazardous Materials) or Hazardous Materials. “ERISA” shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” shall mean any person that would be deemed at any relevant time to be a single employer or otherwise aggregated with any Credit Party or any of such Credit Party’s Subsidiaries under Section 414(b) or (c) of the Code or Section 4001 of ERISA, or for purposes of Section 412 of the Code, under Section 414(m) or (o) of the Code. “ERISA Event” shall mean any one or more of the following: (a) any Reportable Event; (b) the filing of a notice of intent to terminate any Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, the filing under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or the termination of any Plan under Section 4041(c) of ERISA; (c) the institution of proceedings, or the occurrence of an event or condition which would reasonably be expected to constitute grounds for the institution of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (d) the failure to make a required contribution to any Plan that would reasonably be expected to result in the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Section 303 or 4068 of ERISA, or the arising of such a lien or encumbrance; the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; or the filing of any request for or receipt of a minimum funding waiver or an extension of any amortization period under Section 412 of the Code with respect to any Plan, or that such filing may be made; (e) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 303(i)(4) or Section 430(i)(4) of the Code; (f) the failure to make any required contribution to a Multiemployer Plan; the complete or partial withdrawal of any Credit Party or any of such Credit Party’s Subsidiaries or any ERISA Affiliate from a Multiemployer Plan; the reorganization or insolvency under Title IV of ERISA of any Multiemployer Plan; or notification that a Multiemployer Plan is in “endangered” or “critical” status within the meaning of Section 305 of ERISA or Section 412 of the Code; (g) any Credit Party or any of such Credit Party’s Subsidiaries or any ERISA Affiliate ceases operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA or withdraw as a substantial employer so as to become subject to the

8 provisions of Section 4063(a) of ERISA or ceases making contributions to any Plan subject to Section 4064(a) of ERISA; (h) any Credit Party or any of such Credit Party’s Subsidiaries of any ERISA Affiliates incurs liability under Section 4069 or 4212(c) of ERISA; or (i) any Credit Party or any of such Credit Party’s Subsidiaries have incurred with respect to a Plan or any Multiemployer Plan a material tax under Chapter 43 of the Code or a material civil penalty under Section 409, 502(i) or 502(l) of ERISA. “Event of Default” has the meaning set forth in Section 6.01. “Extension Date” has the meaning set forth in Section 2.05(a). “Extension Term” has the meaning set forth in Section 2.05(a). “Facility” has the meaning set forth in the Recitals. “Facility Documents” means this Agreement and the Parent Guaranty. “Facility Limit” means the Initial Facility Limit, as adjusted pursuant to Section 2.03(c), 2.05 and/or 7.04 of this Agreement (but without giving effect to any adjustments pursuant to Section 2.03(b)). “Facility Threshold” for each Secured Counterparty has the meaning given to such term in the applicable Secured Counterparty ISDA Agreement and for purposes of this Agreement shall be deemed to be the amount notified to the Agent in accordance with Section 2.02 and the other provisions of this Agreement. “Fee Letter” has the meaning set forth in Section 5.01(g). “Final Notification Time” means 12:00 noon, New York City time, on a Business Day. “Fourth Level Obligations” means, with respect to each Secured Counterparty, the amount, if any, by which: (i) such Secured Counterparty’s Adjusted Obligations, exceed (ii) such Secured Counterparty’s Third Level Obligations distributed in accordance with Section 7.05(c). “GAAP” means United States generally accepted accounting principles applied on a consistent basis. “Genco Guaranty” means the joint and several guaranty made by Brunner Island and Montour in connection with the Facility.

9 “Governmental Authority” means any federal, state or local government, authority, agency, central bank, quasi-governmental authority, court or other body or entity, and any arbitrator, with authority to bind a party at law. “Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, or asbestos containing materials; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous waste,” “restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” or “pollutants” or words of similar import, under any Environmental Law; and (c) any other chemical, material or substance, which is prohibited, limited or regulated by any Environmental Law. “Indebtedness” shall have the meaning assigned to it in the Primary Credit Facility. “Indemnitee” has the meaning given such term in Section 5.04(a). “Individual Facility Utilization” means, for any Valuation Date and for each Secured Counterparty, the lesser of (a) such Secured Counterparty’s Facility Threshold and (b) an amount equal to the excess, if any, of the Secured Counterparty Exposure of such Secured Counterparty for that Valuation Date over such Secured Counterparty’s Counterparty Threshold. “Initial Aggregate Capacity” shall be 12,442 megawatts. “Initial Facility Limit” shall be $1,300,000,000. “Initial Notification Time” means 10:00 a.m., New York City time, on a Business Day. “Initial Secured Counterparties” means the Secured Counterparties that are parties to this Agreement on the Effective Date and that are identified in Schedule A. “Initial Term” has the meaning given such term in Section 2.05(a). “Intercreditor Agreement” means the Collateral Trust and Intercreditor Agreement, dated as of June 1, 2015, among Parent, the Subsidiary Guarantors party thereto and Citibank, N.A., as Collateral Trustee thereunder and the other parties from time to time party thereto. “Interest Rate Protection Agreements” means any agreement providing for an interest rate swap, cap or collar, or any other financial agreement designed to protect against fluctuations in interest rates. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

10 “Liens” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance intended to confer or having the effect of conferring upon a creditor a preferential interest. “Material Adverse Effect” means any event or circumstance which has had a material adverse effect on (i) the business, assets, financial condition or results of operations, in each case, of the Credit Parties and the Subsidiary Guarantors, taken as a whole, (ii) the rights and remedies, taken as a whole, of the Agent, the Collateral Trustee and the Secured Counterparties under the Collateral Security Documents or (iii) the ability of the Credit Parties and the Subsidiary Guarantors, taken as a whole, to perform their payment obligations under the Collateral Security Documents. “Mid-Exposure” means, with respect to any Valuation Date, the average of the final valuation of Secured Counterparty Exposure provided by the Company with respect to such Valuation Date and the valuation of Secured Counterparty Exposure provided by the Secured Counterparty with respect to such Valuation Date. “Montour” has the meaning set forth in the Preamble of this Agreement. “Montour Mortgage” means the Open-End Mortgage, Security Agreement and Fixture Filing dated as of October 26, 2010 from PPL Montour to the Agent relating to PPL Montour’s interest in the Montour Generating Station located near Washingtonville, Pennsylvania. “Mortgaged Property” shall have the meaning ascribed to it in the Intercreditor Agreement. “Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is contributed to by (or to which there is or may be an obligation to contribute of) any Credit Party or any of such Credit Party’s Subsidiaries or with respect to which any Credit Party or any of such Subsidiaries has had any liability (including on account of an ERISA Affiliate). “Non-Recourse Debt” shall have the meaning assigned to it in the Primary Credit Facility. “Notice of Early Termination Date” has the meaning set forth in Section 6.05(d). “Obligations” means all obligations owed to any Secured Counterparty or the Agent under the relevant Secured Counterparty ISDA Agreements or the Facility Documents. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Parent” has the meaning set forth in the Preamble of this Agreement.

11 “Parent Guaranty” means each guaranty by the Parent to a Secured Counterparty of all or a portion of the Company’s payment obligations under the Secured Counterparty ISDA Agreement with such Secured Counterparty, substantially in the form of Exhibit D. “Parent’s Rating” means the senior unsecured long-term debt rating of the Parent (without giving effect to any third party credit enhancement) from a Rating Agency. “Patriot Act” has the meaning set forth in Section 9.13. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Person” means an individual, a corporation, a partnership, an association, a limited liability company, a trust or an unincorporated association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. “Plan” shall mean an “employee benefit plan” as defined in Section 3 of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA maintained or contributed to by any Credit Party or any of such Subsidiaries or with respect to which any Credit Party or any of such Subsidiaries has had any liability (including on account of an ERISA Affiliate). “Posted Credit Support” has the meaning set forth in the Secured Counterparty ISDA Agreement. “Primary Credit Facility” shall mean the $1,850,000,000 Credit Agreement dated as of June 1, 2015 among the Parent, Citibank, N.A., as administrative agent and as collateral trustee and each lender and each issuing lender from time to time party thereto, as amended, amended and restated, supplemented or otherwise modified from time to time, or any successor or substitute agreement that is the Parent’s primary credit facility. “Rating Agency” means any of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc., or in any case its respective successor, or absent any such successor, any such nationally recognized statistical rating organization as the Parent and the Required Secured Counterparties may select. “Relevant Valuation Date” means, with respect to each Secured Counterparty and any time proceeds are distributed under Section 7.05, the Valuation Date for which the notice delivered by the Agent under Section 2.03(a) has most recently been issued to such Secured Counterparty prior to such time. “Reportable Event” shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under applicable regulations. “Required Secured Counterparties” means, at any time, the Secured Counterparties whose combined Voting Interest is greater than 50% of the aggregate Voting

12 Interests as of the Final Notification Time on the second Business Day prior to the date on which the determination is made pursuant to this Agreement or the relevant Facility Document, as applicable, provided that (i) if any Secured Counterparty shall cease to have been a party to this Agreement at the time at which such determination is made, then the Required Secured Counterparties shall be determined without regard to such former Secured Counterparty, based on Voting Interest of the remaining Secured Counterparties as of the Final Notification Time on such second prior Business Day and (ii) for the purposes of determining the “Required Secured Counterparties”, if at such time the aggregate Voting Interests of all Secured Counterparties is zero, then the Required Secured Counterparties shall mean all Secured Counterparties. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person. “Sanctioned Country” means a country or territory that is, or whose government is, the subject of comprehensive territorial Sanctions (currently, Crimea, Cuba, Iran, North Korea, Sudan, and Syria). “Sanctioned Person” shall mean, at any time, any Person listed in any Sanctions- related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state. “Sanctions” shall mean applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “SEC” means the Securities and Exchange Commission, or any successor thereto. “Second Notification Time” means 11:00 a.m., New York City time, on a Business Day. “Secured Counterparty” means a party to this Agreement (including a party that has executed a Common Agreement Joinder) with whom the Company may enter into one or more Energy Transactions under the Facility pursuant to this Agreement and such party’s Secured Counterparty ISDA Agreement; provided, that, neither the Company nor any of its Affiliates may be a Secured Counterparty. “Secured Counterparty Exposure” means for any Valuation Date and with respect to each Secured Counterparty, (i) prior to the occurrence of an Early Termination Date in respect of such Secured Counterparty ISDA Agreement, the amount, if any, that would be payable to the Secured Counterparty by the Company (expressed as a positive number or zero) pursuant to Section 6(e)(ii)(2)(A) of such Secured Counterparty ISDA Agreement if all Energy Transactions under such Secured Counterparty ISDA Agreement were being terminated as of the Valuation Time with respect to such Valuation Date (it being understood, for the avoidance of doubt, that if any amount payable under such Section 6(e)(ii)(2)(A) would be payable by the Secured Counterparty to the Company, then the Secured Counterparty Exposure will be zero); and

13 (ii) after the occurrence of an Early Termination Date in respect of such Secured Counterparty ISDA Agreement, the amount of the Termination Payment, if any, due and owing to the Secured Counterparty under such Secured Counterparty ISDA Agreement as determined in accordance with the terms of the Secured Counterparty ISDA Agreement. “Secured Counterparty ISDA Agreement” means, with respect to any Secured Counterparty, the ISDA Master Agreement entered into by such Secured Counterparty with the Company in accordance with Section 2.04, including the related Schedules and Annexes (including the Credit Support Annex) thereto (substantially in the form of Exhibit B hereto) and the Confirmation for each Energy Transaction to which such Secured Counterparty is a party together with any modification thereto to the extent such modifications are not inconsistent with the terms hereof. “Secured Debt Representative” shall have the meaning set forth in the Intercreditor Agreement, and with respect to the Obligations hereunder, shall mean the Agent. “Significant Subsidiary” shall mean any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, as such Regulation is in effect on the date of this Agreement. “Subsidiary” means any Corporation, a majority of the outstanding Voting Stock of which is owned, directly or indirectly, by the Parent or one or more other Subsidiaries of the Parent. “Subsidiary Guarantors” shall have the meaning ascribed thereto in the Intercreditor Agreement, but shall exclude any Immaterial Subsidiary and any Excluded Subsidiary (in each case as such terms are defined in the Credit Agreement referred to in the Intercreditor Agreement). “Synthetic Lease” means any synthetic lease, tax retention operating lease, off- balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. “Terminated Secured Counterparty” has the meaning set forth in Section 2.03(b)(i). “Termination Payment” means the amount, if any, payable to the Secured Counterparty under the applicable Secured Counterparty ISDA Agreement upon a termination (whether as a result of the occurrence of an event of default or other termination event) of the Energy Transactions outstanding under such Secured Counterparty ISDA Agreement, including any “Settlement Amount” or “Termination Payment” (as defined in such agreement) and any accrued and unpaid interest thereon. “Termination Valuation Date” means, with respect to any notice of designation of an Early Termination Date delivered by a Secured Counterparty pursuant to Section 2.03(b), either:

14 (a) if such notice is delivered on a Valuation Date prior to the Second Notification Time, the Valuation Date on which such notice is delivered; or (b) in all other cases, the next Valuation Date occurring after such notice is delivered. “Third Level Obligations” means, with respect to each Secured Counterparty, the lesser of: (a) such Secured Counterparty’s Adjusted Individual Facility Utilization as of the Relevant Valuation Date (calculated in accordance with Section 2.03(b)), and (b) such Secured Counterparty’s Adjusted Obligations. “Threshold Amount” shall mean $250,000,000. “Threshold Modification” means, with respect to any Secured Counterparty, any modification or amendment to its Counterparty Threshold or Facility Threshold agreed to by the Company and any Secured Counterparty following the Effective Date or the date that the Secured Counterparty became a party to this Agreement, but for the avoidance of any doubt, shall not include an Automatic Threshold Adjustment. “Trading Limitation Notice” has the meaning set forth in Section 6.05(b). “Valuation Date” means each Business Day. “Valuation Time” means, for each Valuation Date, the close of business on the Business Day before such Valuation Date. “Voting Interest” means, with respect to any Secured Counterparty at any time, (x) if there are no Energy Transactions in effect between such Secured Counterparty and the Company at such time and such Secured Counterparty is not a Terminated Secured Counterparty, zero; (y) if such Secured Counterparty is a Terminated Secured Counterparty, its Adjusted Individual Facility Utilization at such time; and (z) if there are any Energy Transactions in effect between such Secured Counterparty and the Company at such time, the greater of (i) such Secured Counterparty’s Adjusted Individual Facility Utilization and (ii) 50% of its Facility Threshold at such time. “Voting Stock” means stock (or other interests) of a Corporation having ordinary voting power for the election of directors, managers or trustees thereof, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency. “Wholly-Owned Subsidiary” means, with respect to any Person at any date, any Subsidiary of such Person all of the Voting Stock of which (except directors’ qualifying shares) are at the time directly or indirectly owned by such Person.

15 Section 1.02 Rules of Interpretation and Construction. (a) The singular includes the plural and the plural includes the singular. The definitions of terms apply equally to the singular and plural forms of the terms defined. (b) A reference to a law, regulation or rule includes any amendment or modification to such law, regulation or rule, and all regulations and rulings promulgated thereunder. (c) A reference to a Person includes its permitted successors, permitted replacements and permitted assigns. (d) The words “include,” “includes” and “including” are not limiting. (e) A reference in this Agreement to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of this Agreement unless otherwise indicated. In the event of any conflict between the provisions of this Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices thereto) and any Exhibit, Schedule, Annex or Appendix thereto, the provisions of this Agreement shall control. (f) References to any document, instrument or agreement (a) shall include all exhibits, schedules, annexes and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, amended and restated, modified and supplemented from time to time and in effect at any given time. (g) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to such document as a whole and not to any particular provision of such document. (h) Any reference to a time of day shall be deemed to be a reference to the local prevailing time in New York City, New York. (i) Unless the context otherwise requires, whenever any statement is qualified by “to the best knowledge of” or “known to” (or a similar phrase) any Person that is not a natural person, it is intended to indicate that the senior management of such Person has conducted a commercially reasonable inquiry and investigation prior to making such statement and no member of the senior management of such Person (including managers, in the case of limited liability companies, and general partners, in the case of partnerships) has current actual knowledge of the inaccuracy of such statement.

16 ARTICLE II THE FACILITY Section 2.01 Energy Transactions. The Company and each Secured Counterparty may, but are not required to, enter into Energy Transactions from time to time under the terms of this Agreement and the applicable Secured Counterparty ISDA Agreement, and in the event that the Company and such Secured Counterparty so agree to enter into such Energy Transactions, each such Energy Transaction shall be subject to the terms of the Facility Documents and the applicable Secured Counterparty ISDA Agreement. This Agreement and the other Facility Documents are intended to provide credit support for the obligations of the Company to the Secured Counterparties under the respective Secured Counterparty ISDA Agreements. Section 2.02 Individual Thresholds and Common Facility Limit. In connection with the Facility contemplated by this Agreement: (a) the Company and each Secured Counterparty shall agree on an individual basis in each separate Secured Counterparty ISDA Agreement to an individual unsecured credit limit for the Company as reflected in the definition of “Counterparty Threshold” and an additional individual credit limit for the Company, to be secured by the Collateral, as reflected in the definition of “Facility Threshold”; (b) the Company shall post Eligible Collateral on a separate basis to each Secured Counterparty on the terms set forth in the applicable Secured Counterparty ISDA Agreement; and (c) the Parent shall execute a Parent Guaranty in favor of each Secured Counterparty to guarantee the Company’s payment obligations under the Secured Counterparty ISDA Agreement with such Secured Counterparty in an amount equal to the sum of the respective Counterparty Threshold and Facility Threshold (and such other amounts as are specified in the form of such guaranty attached as Exhibit D). The Company and each Secured Counterparty shall notify the Agent of the respective Facility Threshold and Counterparty Threshold applicable to each Secured Counterparty upon the execution of the Secured Counterparty ISDA Agreement with such Secured Counterparty. Each Secured Counterparty (in the form attached hereto as Exhibit G-1) and the Company (in the form attached hereto as Exhibit G-2) shall promptly notify the Agent (with a copy to the other party) of any Threshold Modification or any Automatic Threshold Adjustment. Any modification or amendment of a Facility Threshold or a Counterparty Threshold notified pursuant to this Section 2.02 shall, for purpose of this Agreement, become effective (i) as of the Valuation Date such notice is delivered to the Agent if such notice is delivered at or prior to the Second Notification Time and (ii) in all other cases, on the Valuation Date following the Valuation Date on which such notice is delivered to the Agent. Section 2.03 Notification of Secured Counterparty Exposure, Determination of Adjusted Individual Facility Utilization and Adjustments to Facility Limit. (a) Each of the Company and each Secured Counterparty shall calculate the respective Secured Counterparty Exposure for all Energy Transactions between the Company and such Secured Counterparty on each Valuation Date and shall promptly notify the other party and the Agent (in the form attached hereto as Exhibit H-1 with respect to a Secured Counterparty or in the form attached hereto as Exhibit H-2 with respect to the Company) of its calculation by no later than the Initial Notification Time on such Valuation Date. If there is a

17 difference between the calculations of the Company and the respective Secured Counterparty with respect to such Secured Counterparty Exposure, the parties shall endeavor to agree on a mutually acceptable valuation; provided, that, in the event that the Company and such Secured Counterparty are unable to agree on the calculation of the Secured Counterparty Exposure by the Second Notification Time on such Valuation Date, then for the purposes of determining the Individual Facility Utilization the Secured Counterparty Exposure with respect to such Secured Counterparty shall be deemed to be the Mid-Exposure. The Company shall, and each Secured Counterparty may, notify the Agent (with a copy to the other party) of the Secured Counterparty Exposure calculated as provided in the previous sentence no later than the Second Notification Time on such Valuation Date if applicable. The Agent shall notify each Secured Counterparty and the Company by the Final Notification Time on each Valuation Date of the respective Adjusted Individual Facility Utilization for such Secured Counterparty, the Counterparty Threshold applicable to such Secured Counterparty and, at any time at which the Adjusted Aggregate Facility Utilization exceeds 70% of the Facility Limit as in effect at such time, both the Adjusted Aggregate Facility Utilization and the total of all Termination Payments then due and owing and that have been notified to the Agent pursuant to this Section 2.03(a); provided, that, (i) if on any Valuation Date neither the Company nor the applicable Secured Counterparty notifies the Agent of the Secured Counterparty Exposure for such Secured Counterparty in accordance with this Section 2.03(a), then the Agent shall calculate the Adjusted Individual Facility Utilization for such Secured Counterparty using the applicable Secured Counterparty Exposure, if any, that was last reported prior to such date; (ii) if on any Valuation Date either the Company or the applicable Secured Counterparty fails to notify the Agent of the Secured Counterparty Exposure for such Secured Counterparty in accordance with the first sentence of this Section 2.03(a), then the Agent shall calculate the Adjusted Individual Facility Utilization for such Secured Counterparty using only the applicable Secured Counterparty Exposure, if any, that was reported by the party that did notify the Agent in accordance with this Section 2.03(a); (iii) if on any Valuation Date both the Company and the applicable Secured Counterparty provide separate and different valuations for the Secured Counterparty Exposure for such Secured Counterparty to the Agent and such parties have not reconciled such valuations prior to the Second Notification Time, then the Agent shall calculate the Adjusted Individual Facility Utilization for such Secured Counterparty using the Mid-Exposure for such Secured Counterparty Exposure; and (iv) if at any time, the Agent does not provide notice to the Company and a Secured Counterparty of the Adjusted Individual Facility Utilization, then the Adjusted Individual Facility Utilization of that Secured Counterparty shall be deemed to have remained unchanged since the prior notice thereof from the Agent; and

18 provided, further, that any Secured Counterparty Exposure resulting from any Energy Transaction entered into by the Company and a Secured Counterparty in breach of Section 6.05(c)(i) of this Agreement shall be valid as between the Company and the relevant Secured Counterparty, subject to the limitations in the last paragraph of Section 6.05(c). In connection therewith, the parties hereto agree that the Agent shall be deemed to not have any knowledge of such breach and shall use the Secured Counterparty Exposure reported to it pursuant to this Section 2.03(a) for all purposes of this Agreement, including (unless and until the Agent receives notice from a Secured Counterparty of a different Secured Counterparty Exposure, after receipt of which the Agent shall use such different Secured Counterparty Exposure) Section 7.05. (b) If any Secured Counterparty or the Company provides a notice to the Agent in the form of Exhibit K or Exhibit L hereto, as applicable, then for each Valuation Date after such Termination Valuation Date: (i) such Secured Counterparty shall be considered a “Terminated Secured Counterparty”; (ii) such Secured Counterparty’s Adjusted Individual Facility Utilization for each such Valuation Date shall be deemed to be the Adjusted Individual Facility Utilization that was determined as of the Termination Valuation Date in respect of such Secured Counterparty’s Secured Counterparty ISDA Agreement; and (iii) for each Valuation Date after such Termination Valuation Date, with respect to each Secured Counterparty that was not a “Terminated Secured Counterparty” on such Termination Valuation Date its Adjusted Individual Facility Utilization for each such Valuation Date shall be deemed to be the Adjusted Individual Facility Utilization as of such Valuation Date. For purposes of determining the Adjusted Individual Facility Utilization for each Secured Counterparty other than any Terminated Secured Counterparty, the Facility Limit shall be deemed to be reduced by the aggregate amount of the Adjusted Individual Facility Utilization for all Terminated Secured Counterparties. (c) Without prejudice to any adjustments to the Facility Limit made pursuant to Section 2.05 and/or 7.04, if the Aggregate Capacity changes during the Term, the Facility Limit shall be no greater than the amount specified below opposite the Company’s then current Aggregate Capacity: Aggregate Capacity (in MWs) Facility Limit 12,000 or more $1,300,000,000 8,000 - 11,999 $1,000,000,000 5,000 - 7,999 $500,000,000 4,999 or less $0

19 The Company shall provide notice to the Agent and the Secured Parties of changes to the Aggregate Capacity and any associated adjustment to the Facility Limit made pursuant to this Section 2.03(c) in accordance with Section 5.01(h). Section 2.04 Secured Counterparty ISDA Agreements. (a) Each Secured Counterparty shall enter into a Secured Counterparty ISDA Agreement (including Schedules and Annexes) with the Company in substantially the form of Exhibit B, with such changes and modifications as may be agreed separately by each Secured Counterparty and the Company (subject to the limitations set forth in clause (b) below). All Energy Transactions between the Company and such Secured Counterparty under the Facility shall be entered into under such Secured Counterparty ISDA Agreement. (b) Modification of any of the following from the form set forth in Exhibit B (either at the time a Secured Counterparty ISDA Agreement is entered into or thereafter) shall require the consent of the Required Secured Counterparties: (i) Definition of “Specified Entity,” with respect to the Company; (ii) Definition of “Close-Out Amount” for calculation of payments on Early Termination (or modifications to either such term); and (iii) Provisions regarding “Cross Default” and “Specified Indebtedness.” (c) Modification of any of the following definitions from Section 1.01 of this Agreement and the applicable definition contained in the form of Secured Counterparty ISDA Agreement contained in Exhibit B shall, in each case, require the consent of the Company and each Secured Counterparty and, if the rights and duties of the Agent are affected thereby, the Agent, and notice of any such modification shall be delivered promptly to the Agent: “Adjusted Obligations,” “Aggregate Capacity,” “Credit Support Annex,” “Initial Facility Limit,” “Adjusted Individual Facility Utilization,” “Adjusted Aggregate Facility Utilization,” “Bilateral Collateral Entitlement,” “Credit Support Annex,” “CT Decrease,” “CTD Facility Limit Excess,” “CTD Secured Counterparty,” “Threshold Modification,” “Energy Transaction,” “Facility Limit,” “Final Notification Time,” “Fourth Level Obligations,” “Initial Aggregate Capacity,” “Individual Facility Utilization,” “Initial Notification Time,” “Local Business Day,” “Mid Exposure,” “Relevant Valuation Date,” “Required Secured Counterparties,” “Second Notification Time,” “Secured Counterparty Exposure,” “Termination Valuation Date,” “Third Level Obligations,” “Valuation Date,” or “Valuation Time." Section 2.05 Term of Facility. (a) The initial term of the Facility shall commence on the Effective Date and end on the fifth anniversary of the Effective Date (such term, the “Initial Term”). On each anniversary of the Effective Date (each such anniversary, an “Extension Date”), the term of

20 the Facility shall be extended automatically for one year (each such one year extension, an “Extension Term”). Any Secured Counterparty who desires not to participate in the Facility beyond the Initial Term or any Extension Term shall so notify the Company and the Agent not later than six months prior to the applicable Extension Date. Upon the applicable Extension Date, with respect to any Secured Counterparty that has so notified the Company and the Agent that it desires not to participate in an extension pursuant to the preceding sentence, and provided that (i) any Eligible Collateral required to be posted in accordance with the applicable Secured Counterparty ISDA Agreement after giving effect to such expiration has been posted and (ii) the Company has delivered a certificate to the Agent certifying to such non-extension and that such Eligible Collateral has been posted, the Facility Threshold for such Secured Counterparty shall be deemed to be zero, the Energy Transactions between the Company and such Secured Counterparty shall no longer be subject to this Agreement, and, except as to the agreements and obligations specified in Section 9.05, such Secured Counterparty shall no longer be a party to this Agreement, and shall no longer be deemed to be a Secured Counterparty for purposes of the Facility Documents, but shall continue to be entitled to the benefit of the Parent Guaranty in favor of such Secured Counterparty with respect to unsecured amounts owing to the Secured Counterparty under the Secured Counterparty ISDA Agreements; provided that, the Parent shall be entitled to replace the Parent Guaranty issued to such Secured Counterparty in connection herewith with a guaranty in substantially similar form, but revised to reduce the amount of the guarantee cap specified in Section 2 thereof by the amount of such Secured Counterparty’s secured Facility Threshold specified in Section 2 (it being understood that such guarantee cap shall thereafter be equal to the unsecured Counterparty Threshold agreed upon by the Parent and such Secured Counterparty), on terms to be reasonably agreed upon by Parent and such Secured Counterparty. (b) If the Company elects to permanently reduce the Facility Threshold for any Secured Counterparty to zero pursuant to the Secured Counterparty ISDA Agreement, then provided that (i) any Eligible Collateral required to be posted in accordance with the Secured Counterparty ISDA Agreement after giving effect to such reduction in the Facility Threshold and such release has been posted and (ii) the Company has delivered a certificate to the Agent certifying as to such reduction in Facility Threshold to zero and that such Eligible Collateral has been posted, the Facility Threshold for such Secured Counterparty shall be reduced to zero, and, except as to the agreements and obligations specified in Section 9.05, such Secured Counterparty shall no longer be a party to this Agreement, and shall no longer be deemed to be a Secured Counterparty for purposes of the Facility Documents. (c) If at any time there are no Energy Transactions outstanding under any of the Secured Counterparty ISDA Agreements the Company may terminate the Facility by written notice to the Agent and all Secured Counterparties upon 30 Business Days’ prior notice and, except for those provisions specifically stated herein to survive termination, this Agreement shall be of no further force and effect. Section 2.06 Joinder of Additional Counterparties to Common Agreement. A Person may become a Secured Counterparty by entering into a Common Agreement Joinder with the Credit Parties and the Agent and by entering into a Secured Counterparty ISDA Agreement which is consistent with the terms and provisions of the Facility Documents. The

21 Parent shall deliver its Parent Guaranty to such Secured Counterparty concurrently with entering into the Common Agreement Joinder with such Secured Counterparty. Section 2.07 Conflicts Between Common Agreement and Secured Counterparty ISDA Agreements. In the event of any inconsistency or conflict between the provisions of this Agreement and any Secured Counterparty ISDA Agreement, the provisions of this Agreement shall prevail; provided, however, that notwithstanding anything herein to the contrary, any additional covenants, obligations, duties, representations and warranties in the Secured Counterparty ISDA Agreements shall be binding upon the parties thereto unless this Agreement expressly prohibits or overrides such additional provisions. ARTICLE III EFFECTIVENESS; INDIVIDUAL ENERGY TRANSACTIONS Section 3.01 Effectiveness. This Agreement shall first become effective upon the Effective Date. Section 3.02 Individual Energy Transactions. As of the date of entry into each Energy Transaction (each, an “Energy Transaction Date”), the Credit Parties represent and warrant that all of the representations and warranties contained in Article IV hereof shall be true and correct on and as of such Energy Transaction Date, except to the extent they expressly relate to an earlier time and except that the representations and warranties set forth in Section 4.02(d)(iii) shall be deemed only to relate to the matters referred to therein on and as of the Effective Date. ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.01 Representations and Warranties of the Company. The Company represents and warrants to the Agent and each Secured Counterparty as of the Effective Date and, except as described in Section 3.02, each Energy Transaction Date, that: (a) Status. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the limited liability company authority to make and perform this Agreement and each other Facility Document to which it is a party. (b) Authority; No Conflict. The execution, delivery and performance by the Company of this Agreement and each other Facility Document to which it is a party have been duly authorized by all necessary limited liability company action and do not (i) violate any provision of law or regulation, or any decree, order, writ or judgment applicable to it, (ii) violate any provision of its limited liability company agreement, or (iii) result in the breach of or

22 constitute a default under any indenture or other agreement or instrument to which the Company is a party. (c) Enforceability. Each of this Agreement and each other Facility Document to which the Company is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent limited by (i) bankruptcy, insolvency or reorganization laws or by other similar laws relating to or affecting the enforceability of creditors’ rights generally and by general equitable principles which may limit the right to obtain equitable remedies regardless of whether enforcement is considered in a proceeding of law or equity or (ii) any applicable public policy on enforceability of provisions relating to contribution and indemnification. (d) Litigation. There is no litigation, arbitration or administrative proceeding pending or, to the knowledge of the Company, threatened which would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the other Facility Documents to which it is a party or which questions the validity of this Agreement or the other Facility Documents to which it is a party. (e) Governmental Approvals. No authorization, consent or approval from any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement or the other Facility Documents to which it is a party, except such authorizations, consents and approvals as have been obtained prior to the date hereof and are in full force and effect. (f) Investment Company Act. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940. (g) Tax Returns and Payments. The Company has filed or caused to be filed all Federal, state, local and foreign income tax returns required to have been filed by it and has paid or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves with respect thereto shall have been set aside in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect. (h) Compliance with Laws. To the knowledge of the Company, the Company is in compliance with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws), except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) noncompliance would not reasonably be expected to materially and adversely affect its ability to perform any of its obligations under this Agreement or any other Facility Document to which it is a party. (i) No Default. No Default or Event of Default has occurred and is continuing.

23 Section 4.02 Representations and Warranties of the Parent. The Parent represents and warrants to the Agent and each Secured Counterparty as of the Effective Date and, except as described in Section 3.02, each Energy Transaction Date, that: (a) Status. The Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the limited liability company authority to make and perform this Agreement and each other Facility Document to which it is a party. (b) Authority; No Conflict. The execution, delivery and performance by the Parent of this Agreement and each other Facility Document to which it is a party have been duly authorized by all necessary limited liability company action and do not (i) violate any provision of law or regulation, or any decree, order, writ or judgment applicable to it, (ii) violate any provision of its limited liability company agreement, or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which the Parent is a party. (c) Enforceability. Each of this Agreement and each other Facility Document to which the Parent is a party constitutes the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms except to the extent limited by (i) bankruptcy, insolvency or reorganization laws or by other similar laws relating to or affecting the enforceability of creditors’ rights generally and by general equitable principles which may limit the right to obtain equitable remedies regardless of whether enforcement is considered in a proceeding of law or equity or (ii) any applicable public policy on enforceability of provisions relating to contribution and indemnification. (d) Financial Condition. (i) Audited Financial Statements. The consolidated balance sheet of the Parent and its consolidated subsidiaries as of December 31, 2014 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Ernst & Young, LLP, copies of which have been delivered to each of the Agent and the Secured Counterparties in the manner contemplated by Section 5.02(a), fairly present, in conformity with GAAP, the consolidated financial position of the Parent and its consolidated subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. (ii) Interim Financial Statements. The unaudited consolidated balance sheet of the Parent and its consolidated subsidiaries as of June 30, 2015 and the related unaudited consolidated statements of income and cash flows for the six months then ended fairly represent, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.02(d)(i), the consolidated financial position of the Parent and its consolidated subsidiaries as of such date and their consolidated results of operations and cash flows for such six- month period (subject to normal year-end audit adjustments).

24 (iii) Material Adverse Change. Since June 1, 2015 there has been no change in the business, assets, financial condition or operations of the Parent and its consolidated subsidiaries, considered as a whole, that would reasonably be expected to materially and adversely affect the Parent’s ability to perform any of its obligations under this Agreement or the other Facility Documents to which it is a party. (e) Litigation. Except as disclosed in or contemplated by the Parent’s most recent Annual Report on Form 10-K filed with the SEC, or in any subsequent Quarterly or Current Report on Form 10-Q or 8-K filed with the SEC, or otherwise furnished in writing to the Agent and each Secured Counterparty, no litigation, arbitration or administrative proceeding against the Parent is pending or, to the Parent’s knowledge, threatened, which would reasonably be expected to materially and adversely affect the ability of the Parent to perform any of its obligations under this Agreement or the other Facility Documents. There is no litigation, arbitration or administrative proceeding pending or, to the knowledge of the Parent, threatened which questions the validity of this Agreement or the other Facility Documents to which it is a party. (f) Compliance with ERISA. (i) Schedule B sets forth each Plan as of June 1, 2015. Each Plan is in compliance in form and operation with its terms and with ERISA and the Code (including without limitation the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations, except where any failure to comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code covering all applicable tax law changes or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and to the knowledge of the Parent, nothing has occurred since the date of such determination that would reasonably be expected to result in revocation of such determination (or, in the case of a Plan with no determination, to the knowledge of the Parent, nothing has occurred that would reasonably be expected to materially adversely affect the issuance of a favorable determination letter). No ERISA Event has occurred or is reasonably expected to occur, other than as would not, individually or in the aggregate, have a Material Adverse Effect. (ii) None of the Parent or any of its Subsidiaries or any ERISA Affiliate has incurred a complete or partial withdrawal from any Multiemployer Plan, and, if each of the Parent, any of its Subsidiaries and each ERISA Affiliate were to withdraw in a complete withdrawal as of the date this assurance is given or deemed given, the aggregate withdrawal liability that would be incurred would not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

25 (iii) There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Parent, which would reasonably be expected to be asserted successfully against any Plan and, if so asserted successfully, would reasonably be expected either individually or in the aggregate to have a Material Adverse Effect. (iv) The Parent and any ERISA Affiliate have made all material contributions to or under each Plan and Multiemployer Plan required by law within the applicable time limits prescribed thereby, the terms of such Plan or Multiemployer Plan, respectively, or any contract or agreement requiring contributions to a Plan or Multiemployer Plan save where any failure to comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (g) Governmental Approvals. No authorization, consent or approval from any Governmental Authority is required for the execution, delivery and performance by the Parent of this Agreement or the other Facility Documents to which it is a party, except such authorizations, consents and approvals as have been obtained and are in full force and effect. (h) Investment Company Act. The Parent is not an “investment company” within the meaning of the Investment Company Act of 1940. (i) Tax Returns and Payments. The Parent has filed or caused to be filed all Federal, state, local and foreign income tax returns required to have been filed by it and has paid or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which the Parent shall have been set aside with respect thereto on its books appropriate reserves in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect. (j) Compliance with Laws. To the knowledge of the Parent, the Parent is in compliance with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable ERISA and Environmental Laws and the requirements of any permits issued under such Environmental Laws), except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) non compliance would not reasonably be expected to materially and adversely affect the Parent’s ability to perform any of its obligations under this Agreement or any other Facility Document to which it is a party. (k) Environmental Matters. Except (y) as disclosed in or contemplated by the Parent’s most recent Annual Report on Form 10-K filed with the SEC or in any subsequent Quarterly or Current Report on Form 10-Q or 8-K filed with the SEC, or otherwise furnished to the Agent and the Secured Counterparties in writing, or (z) except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, none of the Parent or any of the Subsidiary Guarantors: (a) has failed to comply with any Environmental Law or to obtain, maintain, renew and comply with any permit, license, registration or other approval required under Environmental Law; (b) has received any

26 Environmental Claim that would reasonably be expected to result in the termination, revocation or modification of any permit, license, registration, emissions credits or other approval required under Environmental Law; or (c) possesses knowledge (i) that the Parent or any of its Subsidiary Guarantors has become subject to any Environmental Claim encumbering any Mortgaged Property, or (ii) of facts, conditions or circumstances that, would reasonably be expected to result in an Environmental Claim against the Parent or any Subsidiary Guarantor. This Section 4.02(k) sets forth the sole representations and warranties of the Parent and its Subsidiary Guarantors with respect to environmental and occupational health and safety matters and Hazardous Materials (l) Rights to Property. The Parent and the other Credit Parties have good and valid fee, leasehold, easement or other right, title or interest in or to all the properties necessary to the conduct of their business as conducted on the Effective Date and as presently proposed to be conducted, except to the extent the failure to have such rights or interests would not have a Material Adverse Effect. (m) Anti-Terrorism Laws; OFAC; FCPA. Neither the Parent nor the Company, nor any of their respective officers, directors, employees or agents, is a Sanctioned Person. Neither the Parent nor the Company is in violation of (a) the Sanctions, (b) the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended from time to time, the “Act”) or (c) the Foreign Corrupt Practices Act (Pub. L. 95-213 (signed into law December 19, 1977)) (the “FCPA”), as amended from time to time. Neither the Parent nor the Company is a blocked person described in Section 1 of the Anti-Terrorism Order. Neither the Parent nor the Company (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or to its knowledge is otherwise associated with any such Person in any manner that violates in any material respect Section 2 of such executive order or (iii) is a Person on the list of “Specially Designated Nationals and Blocked Persons” or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order. (n) No Default. No Default or Event of Default has occurred and is continuing. Section 4.03 Intentionally Omitted Section 4.04 Representations and Warranties of Secured Counterparties. Each Secured Counterparty represents and warrants to the Company and the Agent as of the Effective Date and each Energy Transaction Date, as follows: (a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if applicable under such laws, it is in good standing under such laws.

27 (b) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any such other documentation and has taken all necessary action to authorize such execution, delivery and performance. (c) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets. (d) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement and each other Facility Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with. (e) Obligations Binding. Its obligations under this Agreement and each other Facility Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms except to the extent limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) any applicable public policy on enforceability of provisions relating to contribution and indemnification. (f) Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit, or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any other Facility Document to which it is a party or its ability to perform its obligations under this Agreement and any other document relating to this Agreement to which it is a party. Section 4.05 Representations and Warranties of Agent. The Agent represents and warrants to the Company and each Secured Counterparty as of the Effective Date as follows: (a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if applicable under such laws, it is in good standing under such laws. (b) Authority. It has the power to execute this Agreement and any other Facility Document to which it is a party, to deliver this Agreement, each such other Facility Document and any other documentation relating to this Agreement that it is required by this Agreement or any such other Facility Document to deliver and to perform its obligations under this Agreement or any such other Facility Document and any such other documentation and has taken all necessary action to authorize such execution, delivery and performance.

28 (c) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets. (d) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any documentation relating to this Agreement to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with. (e) Obligations Binding. Its obligations under this Agreement and any documentation relating to this Agreement to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)). (f) Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit, or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any documents relating to this Agreement to which it is a party or its ability to perform its obligations under this Agreement and any other document relating to this Agreement to which it is a party. ARTICLE V COVENANTS Section 5.01 Covenants of the Company. The Company covenants and agrees as follows: (a) Conduct of Business and Maintenance of Existence. The Company will (i) continue to engage in businesses of the same general type as now conducted by the Company and businesses related thereto or arising out of such businesses, except to the extent that the failure to maintain any existing business would not reasonably be expected to have a Material Adverse Effect and (ii) except as otherwise permitted in Section 5.01(d), preserve, renew and keep in full force and effect, its limited liability company existence and its rights, privileges and franchises necessary or material to the normal conduct of business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (b) Compliance with Laws. The Company will comply with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws) except to the extent (i) such compliance is being

29 contested in good faith by appropriate proceedings or (ii) noncompliance would not reasonably be expected to have a Material Adverse Effect. (c) Books and Records. The Company (i) will keep proper books of record and account in conformity with GAAP and (ii) will permit representatives of the Agent and each of the Secured Counterparties to examine and make copies from any of its books and records and to discuss its affairs, finances and accounts with its officers, any employees and independent public accountants, all to the extent as would be made available to and discussed with the Company's or the Parent's lenders and at such reasonable times and as often as may reasonably be desired; provided, that, the rights created in this Section 5.01(c) to “discuss” and copy shall not extend to any matters which the Company reasonably determines, in good faith, to be confidential, unless the Agent and each such Secured Counterparty agree in writing to keep such matters confidential; and provided, further, that nothing in this Section 5.01(c) shall require the Company to disclose to any Secured Counterparty the terms of any of the Energy Transactions, including any Secured Counterparty Exposure or to disclose matters which would competitively disadvantage the Credit Parties in respect of the Secured Counterparties. (d) Merger or Consolidation. The Company will not merge or consolidate with any other Person if the Company is not the surviving or resulting Person, unless (i) immediately after giving effect thereto no event shall occur and be continuing which constitutes a Default or Event of Default, and (ii) such other Person is (a)(1) the Parent or a successor of the Parent permitted hereunder or (2) any other Person which is a Wholly-Owned Subsidiary of the Parent or a successor of the Parent permitted hereunder, and (b) the surviving or resulting Person, as the case may be, assumes and agrees in writing to pay and perform all of the obligations of the Company under this Agreement, the other Facility Documents to which it is a party and the Secured Counterparty ISDA Agreements. (e) Taxes. The Company shall file or cause to be filed all Federal, state, local and foreign income tax returns required to be filed by it and shall pay or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which there has been set aside on its books appropriate reserves with respect thereto in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect. (f) Notice of Default. The Company shall promptly give the Agent and the Secured Counterparties notice of any Default, Event of Default or Cross Termination Event of which it has knowledge. (g) Fees and Expenses of Agent. The Credit Parties shall, jointly and severally, pay (i) the fees of the Agent set forth in the letter dated November 1, 2010 among the Credit Parties and the Agent (the “Fee Letter”), and (ii) the reasonable costs and out-of-pocket expenses of the Agent (including the reasonable fees and disbursements of counsel) in connection with the preparation, execution, delivery, administration, modification or amendment of the Facility Documents or any Default or alleged Default thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Agent, including (without duplication) the reasonable fees and disbursements of one outside counsel (and, to the extent reasonably necessary or appropriate, one local counsel in each relevant jurisdiction), in connection with any restructuring,

30 workout, collection, bankruptcy, insolvency and other enforcement proceedings in connection with the enforcement and protection of its rights. (h) Aggregate Capacity Notices. The Company shall promptly give the Agent and the Secured Parties notice of any change that exceeds five percent (5%) of the Initial Aggregate Capacity or the then current Aggregate Capacity. In addition to any notification made pursuant to the preceding sentence, within thirty (30) days of the end of each calendar quarter, the Company shall also provide notice to the Agent and each Secured Party of the Aggregate Capacity as of the last Business Day of the preceding calendar quarter. Section 5.02 Covenants of the Parent. The Parent covenants and agrees as follows: (a) Reporting. The Parent will deliver or cause to be delivered to the Agent and each of the Secured Counterparties (it being understood that the posting of the information required in clauses (i), (ii) and (iv) of this Section 5.02(a) on the Parent’s website (http://www.talenenergy.com) shall be deemed to be effective delivery to the Agent and the Secured Counterparties): (i) Annual Financial Statements. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC, a consolidated balance sheet of the Parent and its consolidated subsidiaries as of the end of its most recent fiscal year and the related consolidated statements of income and cash flows for such fiscal year, accompanied by an opinion thereon by independent public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly the consolidated financial position of the Parent and its consolidated subsidiaries as of the date of such financial statements and the results of their operations for the period covered by such financial statements in conformity with GAAP applied on a consistent basis. (ii) Quarterly Financial Statements. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC, a consolidated balance sheet of the Parent and its consolidated subsidiaries as of the end of its most recent fiscal quarter and the related consolidated statements of income and cash flows for such fiscal quarter, all certified (subject to normal year-end audit adjustments) as to fairness of presentation, GAAP and consistency by any vice president, the treasurer or the controller of the Parent. (iii) Officer’s Certificate. Promptly after the delivery of each set of financial statements referred to in subsections (i) and (ii) above and within the time periods referred to in such subsections, a certificate of the chief accounting officer or controller of the Parent stating whether, to his knowledge, there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action proposed to be taken with respect thereto.

31 (iv) Securities Laws Filings. Promptly when available and in any event within ten (10) days after the date such information is required to be delivered to the SEC, a copy of any Annual Report on Form 10-K to the SEC and a copy of any Quarterly Report on Form 10-Q to the SEC, and promptly upon the filing thereof, any other filings with the SEC. (b) Conduct of Business and Maintenance of Existence. The Parent will (i) continue to engage in businesses of the same general type as now conducted by the Parent and businesses related thereto or arising out of such businesses, except to the extent that the failure to maintain any existing business would not reasonably be expected to have a Material Adverse Effect and (ii) except as otherwise permitted in Section 5.02(e), preserve, renew and keep in full force and effect its limited liability company existence and its rights, privileges and franchises necessary or material to the normal conduct of business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (c) Compliance with Laws. The Parent will comply with all applicable laws, regulations and orders of any Governmental Authority, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with all applicable ERISA and Environmental Laws and the requirements of any permits issued under such Environmental Laws) except to the extent (i) such compliance is being contested in good faith by appropriate proceedings or (ii) noncompliance would not reasonably be expected to have a Material Adverse Effect. (d) Books and Records. The Parent (i) will keep proper books of record and account in conformity with GAAP and (ii) will permit representatives of the Agent and each of the Secured Counterparties to examine and make copies from any of its books and records and to discuss its affairs, finances and accounts with its officers, any employees and independent public accountants, all to the extent as would be made available to and discussed with the Parent's lenders and at such reasonable times and as often as may reasonably be desired; provided, that, the rights created in this Section 5.02(d) to “discuss” and copy shall not extend to any matters which the Parent reasonably determines, in good faith, to be confidential, unless the Agent and each such Secured Counterparty agree in writing to keep such matters confidential; and provided, further, that nothing in this Section 5.02(d) shall require the Parent to disclose to any Secured Counterparty the terms of any of the Energy Transactions, including any Secured Counterparty Exposure or to disclose matters which would competitively disadvantage the Credit Parties in respect of the Secured Counterparties. (e) Merger or Consolidation; Maintenance of Ownership of the Company. The Parent will not merge with or into or consolidate with or into any other Person, unless (i) immediately after giving effect thereto, no event shall occur and be continuing which constitutes a Default or Event of Default, (ii) the surviving or resulting Person, as the case may be, assumes and agrees in writing to pay and perform all of the obligations of the Parent under this Agreement, the other Facility Documents to which the Parent is a party, and (iii) substantially all of the consolidated assets and consolidated revenues of the surviving or resulting Person, as the case may be, are anticipated to come from utility or energy businesses. The Parent will maintain direct or indirect ownership of 100% of the Voting Stock of the Company.

32 (f) Taxes. The Parent shall file or cause to be filed all Federal, state, local and foreign income tax returns required to be filed by it and shall pay or caused to be paid all income taxes shown to be due on such returns except income taxes that are being contested in good faith by appropriate proceedings and for which the Parent has set aside on its books appropriate reserves with respect thereto in accordance with GAAP or that would not reasonably be expected to have a Material Adverse Effect. (g) Notice of Default. The Parent shall promptly give the Agent and the Secured Counterparties notice of any Default or Event of Default of which it has knowledge. (h) Maintenance of Property; Insurance. The Parent will cause each of the Collateral Parties to (i) keep all tangible property necessary to the business of such Collateral Parties in satisfactory working order and condition, ordinary wear and tear excepted and subject to the occurrence of casualty and condemnation events, except if the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) maintain with financially sound and reputable insurance companies (provided, however, there shall be no breach of this Section 5.02(h) if any such insurer becomes financially unsound and the applicable Collateral Party obtains insurance coverage from a different financially sound and reputable insurer) insurance on all such property and against all such risks as is consistent and in accordance with industry practice for companies engaged in similar businesses as the Parent and the Collateral Parties (after giving effect to any self-insurance reasonable and customary for Persons engaged in similar businesses as the Parent and the Collateral Parties) as reasonably determined by the Parent. Such insurance, except to the extent any such insurance is not generally available in the marketplace from commercial insurers, shall include physical damage insurance on all material real and personal property (whether now owned or hereafter acquired) on an all risk basis and consistent with the past practices of the Parent. Section 5.03 Intentionally Omitted Section 5.04 Indemnification. (a) Indemnity in Respect of Facility Documents. Each Credit Party jointly and severally shall indemnify the Agent and each Secured Counterparty, their respective Affiliates and the respective directors, officers, trustees, agents and employees of the foregoing (each, an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and expenses or disbursements of any kind whatsoever (including, the reasonable fees and disbursements of counsel), which may at any time (including, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Indemnitee relating to or arising out of the Facility Documents; provided, that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment or order. (b) Indemnity in Respect of Environmental Claims. Each Credit Party jointly and severally agrees to indemnify each Indemnitee and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and expenses or disbursements of any kind whatsoever (including,

33 reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and the reasonable fees and disbursements of counsel) which may at any time (including, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Indemnitee in respect of or in connection with any and all Environmental Claims. Without limiting the generality of the foregoing, each Credit Party hereby waives all rights of contribution or any other rights of recovery with respect to liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs and expenses and disbursements in respect of or in connection with Environmental Claims that it might have by statute or otherwise against any Indemnitee. Anything in the foregoing to the contrary notwithstanding, the Credit Parties shall not be required to indemnify the Indemnitees for the acts and omissions of the Agent or any other Indemnitee or the Collateral Trustee in respect of the Collateral after the Collateral Trustee or any other Person shall have succeeded to the control of the Collateral and it shall have ceased to be in the possession or otherwise under the control of any of the Credit Parties. (c) Notice, Assumption of Defense, Etc. Upon receipt of notice of the commencement of any action against an Indemnitee, such Indemnitee shall, with reasonable promptness, if a claim in respect thereof is to be made against a Credit Party under its agreement contained in this Section 5.04, notify such Credit Party in writing of the commencement thereof; but the omission so to notify a Credit Party shall not relieve it from any liability which it may have to the Indemnitee otherwise than under its agreement contained in this Section 5.04(c). In the case of any such notice to a Credit Party, such Credit Party shall be entitled (i) to participate at its own expense in the defense and (ii) except with respect to actions against the Agent, its Affiliates and their respective directors, officers, trustees, agents and employees, if it so elects, to assume the defense, of any such action, but, if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Indemnitee and to any other Credit Party that is a defendant in the suit. In the event that any Credit Party elects to assume the defense of any such action and retain such counsel in accordance with the preceding sentence, the Indemnitee shall bear the fees and expenses of any additional counsel retained by it. No Credit Party shall be liable in the event of any settlement of any such action effected without its consent. Each Indemnitee agrees promptly to notify each such Credit Party of the commencement of any litigation or proceedings against it arising out of, in connection with, or as a result of the Facility Documents or the transactions contemplated thereby. (d) Waiver of Damages. Except, in the case of the Company and each Secured Counterparty, to the extent that such agreement and waiver limits a party’s rights under Section 6(e) of the ISDA Master Agreement that is part of its Secured Counterparty ISDA Agreement, to the fullest extent permitted by applicable law, each party agrees that it will not assert and hereby waives any claim against any other party on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of the Facility Documents or the transactions contemplated thereby. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with the Facility Documents or the transactions contemplated thereby; provided, that nothing in this Section 5.04(d) shall relieve any Secured Counterparty from its obligations under Sections 8.09 or 9.12 or the Agent from its obligations under Section 9.12.

34 ARTICLE VI EVENTS OF DEFAULT; CROSS TERMINATION REMEDIES Section 6.01 Events of Default. The occurrence and continuance of any of the following shall constitute an event of default (“Event of Default”) hereunder: (a) Event of Default under Secured Counterparty ISDA Agreements. An “Event of Default” (as defined in any Secured Counterparty ISDA Agreement) in respect of the Company shall have occurred and be continuing under any Secured Counterparty ISDA Agreement provided, that, the waiver or cure of such Event of Default under the Secured Counterparty ISDA Agreement shall constitute a waiver and cure of the corresponding Event of Default hereunder, except that if any Secured Counterparty shall have given notice of early termination of its Energy Transactions, then with respect to such Secured Counterparty, such Event of Default can only be waived by such Secured Counterparty; or; (b) Critical Covenants. (i) A Credit Party shall fail to observe or perform any of its covenants or agreements set forth in any of the following Sections of this Agreement: Section 5.01(d) or Section 5.02(e); or (ii) A Credit Party shall fail to observe or perform any of its covenants or agreements set forth in any of the following Sections of this Agreement: Section 5.01(f) or Section 5.02(g) for 30 days after such failure (in the case of failure to give prompt notice of a Default), or 10 days (in the case of failure to give prompt notice of an Event of Default); or (c) Other Covenants. Any Credit Party shall fail to observe or perform any covenant or agreement (other than those described in (a) or (b) above) made by it in this Agreement or any other Facility Document to which it is a party within 60 days after written notice thereof shall be given to such Credit Party by the Agent or any Secured Counterparty; provided, however, that if such failure cannot be remedied within such 60-day period, then the period within which to remedy such failure shall be extended up to an additional 60 days, so long as the Credit Party diligently pursues such remedy and such failure is reasonably capable of being remedied within such additional 60 day period and the continuation of such failure during the period of such extension would not be reasonably expected to have a Material Adverse Effect; or (d) Representations and Warranties. Any representation, warranty or certification made by any Credit Party in this Agreement or any other Facility Document or in any certificate or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made and continues to be material and unremedied for a period of 60 days after receipt by the Credit Party of written notice thereof; provided, however, that if such condition cannot be remedied within such 60-day period, then the period within which to remedy such condition shall be extended up to an additional 60 days, so long as the Credit Party diligently pursues such remedy and such condition is reasonably capable

35 of being remedied within such additional 60 day period, and the continuation of such condition during the period of such extension would not be reasonably expected to have a Material Adverse Effect; or (e) ERISA. (i) One or more ERISA Events shall have occurred; or (ii) there is or arises any potential withdrawal liability under Section 4201 of ERISA, if the Credit Parties or the ERISA Affiliates were to withdraw completely from any and all Multiemployer Plans; and such event or events would reasonably be expected to result individually or in the aggregate in the imposition of a lien or the granting of a security interest on the assets of any Credit Party or any ERISA Affiliate and such lien or security interest, individually or in the aggregate, has had or would be reasonably expected to have, a Material Adverse Effect; (f) Judgments. One or more judgments for the payment of money in an aggregate amount in excess of the Threshold Amount (excluding therefrom any amount covered by insurance) shall be rendered against the Parent or any Subsidiary Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that, when taken together, would constitute a Significant Subsidiary or any combination thereof and the same shall remain undischarged for a period of at least 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Parent or any Subsidiary Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that, when taken together, would constitute a Significant Subsidiary to enforce any such judgment; provided that this Section 6.01(f) shall not apply to any Non-Recourse Debt of the Parent and the Subsidiary Guarantors (except to the extent that the Parent or any Subsidiary Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that, when taken together, would constitute a Significant Subsidiary that are not parties to such Non-Recourse Debt is then directly or indirectly liable, including pursuant to any contingent obligation, for any such Non-Recourse Debt that is Indebtedness for borrowed money thereunder and such liability, individually or in the aggregate, exceeds the Threshold Amount. (g) Impairment of Security Interests. (i) Any guarantee by a Subsidiary Guarantor under the Collateral Agreement shall be held by a final decision issued in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor shall deny or disaffirm in writing its or their obligations under its or their guarantee(s) under the Collateral Agreement, except as permitted by Section 5.1 of the Intercreditor Agreement or (ii) any material breach by the Collateral Parties of any representation or warranty or covenant, condition or agreement in the Collateral Security Documents, the repudiation by any of the Collateral Parties of any of its material obligations under any of the Collateral Security Documents or the unenforceability of any of the Collateral Security Documents against the Collateral Parties for any reason with respect to any material portion of the Collateral; or

36 (h) Invalidity of Parent Guaranty. Any Parent Guaranty shall be invalid or cease to be in full force and effect in any material respect except in accordance with its terms, or the Parent disaffirms any Parent Guaranty or asserts such Parent Guaranty is invalid. Section 6.02 Cross Termination Events. (a) The occurrence and continuance of any of the following termination events under any Secured Counterparty ISDA Agreement shall constitute a cross termination event (“Cross Termination Event”) hereunder: (i) Credit Event upon Merger under Secured Counterparty ISDA Agreements. Any “Credit Event upon Merger” (as defined in any Secured Counterparty ISDA Agreement) where the Company is the sole Affected Party shall occur and be continuing under any Secured Counterparty ISDA Agreement. (ii) Illegality affecting Energy Transactions in General. An “Illegality” (as defined in any Secured Counterparty ISDA Agreement) as to any type or types of Energy Transaction that affects the Secured Counterparties generally (and not a particular Secured Counterparty due to its particular circumstances) shall occur and be continuing under any Secured Counterparty ISDA Agreement. (b) Termination. If a Cross Termination Event shall have occurred and be continuing, each Secured Counterparty shall be entitled to terminate all outstanding Energy Transactions. Each Secured Counterparty so terminating all Energy Transactions shall deliver written notice of such termination to the Agent promptly after such termination and if all Obligations to such Secured Counterparty have been paid in full, such notice shall set forth that all Obligations have been in paid full and the Facility Threshold for such Secured Counterparty shall be reduced to zero. Upon any such termination of all Energy Transactions and delivery of such written notice from the Secured Counterparty to the Agent of such termination and payment in full of all Obligations to such Secured Counterparty, such Secured Counterparty shall no longer be a party to this Agreement and shall no longer be deemed to be a “Secured Counterparty” for purposes of the Facility Documents except as to the agreements and obligations specified in Section 9.05. Section 6.03 Individual Remedies. Subject to Article VII, if an Event of Default shall have occurred and is continuing, each Secured Counterparty shall be entitled to enforce individually remedies available to it under its Parent Guaranty, its Secured Counterparty ISDA Agreements and any security or other document relating to Eligible Collateral posted to that Secured Counterparty. Section 6.04 Remedies of Agent for Benefit of Secured Counterparties. If an Event of Default shall have occurred and be continuing, the Agent shall be entitled to, and, upon the instruction of the Required Secured Counterparties, shall, take action to enforce rights to which it may be entitled in accordance with the terms of the Collateral Agreement and Intercreditor Agreement as instructed by the Required Secured Counterparties.

37 Section 6.05 Default Notices; Trading Limitations. (a) At any time any Secured Counterparty becomes aware of the existence of any Default or Event of Default with respect to any Credit Party, such Secured Counterparty may, but shall not be required to, notify the Agent (with a copy of such notice to the Credit Parties) of such Default or Event of Default and provide reasonable details thereof. (b) If the Agent (i) receives notice in the Form of Exhibit I-1 of an Event of Default under (and as defined in) any Secured Counterparty ISDA Agreement from a Credit Party pursuant to Section 5.01(f) or 5.02(g) of this Agreement or (ii) receives notice in the Form of Exhibit I-2 of an Event of Default under (and as defined in) any Secured Counterparty ISDA Agreement from any Secured Counterparty pursuant to clause (a) above, the Agent shall promptly (but in any event no later than 10:00 a.m. on the Business Day following the date of delivery of any such notice under clause (i) or (ii)) provide a notice (a “Trading Limitation Notice”) to each Secured Counterparty and the Company in the form of Exhibit I-3 with respect to clause (i) or Exhibit I-4 with respect to clause (ii) hereto. Such Trading Limitation Notice shall remain in effect until the Agent provides notice in the form of Exhibit J-1 hereto to each Secured Counterparty and the Company that it has received a notice in the form of Exhibit J-2 or Exhibit J-3, as applicable, hereto from the Person that originally delivered the notice of Event of Default pursuant to (i) or (ii) above, as applicable, to the effect that circumstances giving rise thereto have been cured or otherwise resolved by the relevant parties and specifying that it is a notice pursuant to this last sentence of Section 6.05(b) of this Agreement. (c) The Company agrees that, subject to Section 6.05(e), promptly upon its receipt of any Trading Limitation Notice (but in any event from and after the Business Day following the issuance of any Trading Limitation Notice) and during the time such Trading Limitation Notice is outstanding, it will not: (i) enter into any Energy Transactions (including by way of novating prior transactions to a Secured Counterparty ISDA Agreement or otherwise); (ii) terminate, novate or agree to terminate or novate any prior Energy Transaction that would have the effect of increasing any Secured Counterparty’s Secured Counterparty Exposure (provided that this clause (ii) shall not affect the Company’s or any Secured Counterparty’s right to terminate for an “Event of Default” or “Termination Event” pursuant to the terms of the relevant Secured Counterparty ISDA Agreement); or (iii) increase or agree to increase the Facility Threshold or Counterparty Threshold in any Secured Counterparty ISDA Agreement. Notwithstanding the foregoing, any transaction entered into by the Company and a Secured Counterparty in breach of Section 6.05(c)(i) shall be valid as between the Company and the relevant Secured Counterparty; and the sole remedy for any transaction undertaken in breach of Section 6.05(c) shall be the exclusion of the amount, if any, that would be payable to the Secured Counterparty by the Company pursuant to Section 6(e)(ii)(2)(B) of such Secured Counterparty’s

38 Secured Counterparty ISDA Agreement upon termination of such transaction from the Obligations owed to such Secured Counterparty for purposes of calculating the amounts due to the Secured Counterparty under the Facility Documents and distributing the proceeds of the Collateral in respect thereof. (d) Each Secured Counterparty and the Company shall promptly provide notice to the Agent, in the form of Exhibit K-1 with respect to the Company or Exhibit K-2 with respect to a Secured Counterparty, after such Secured Counterparty has designated an Early Termination Date (a “Notice of Early Termination Date”) or in the form of Exhibit L-1 with respect to the Company or Exhibit L-2 with respect to a Secured Counterparty after an Early Termination Date has occurred, with respect to any Energy Transactions between such Secured Counterparty and the Company as a result of an “Event of Default” of the Company or a “Termination Event” where the Company is the sole “Affected Party” (as such terms are defined in the applicable Secured Counterparty ISDA Agreement). Upon the receipt of any such notice, the Agent will provide a notice to the other Secured Counterparties, in the form of Exhibit M hereto. (e) Nothing in this Section 6.05 or in this Agreement shall be deemed to prohibit or preclude the Company, following the issuance of any Trading Limitation Notice, from (i) permanently reducing the Facility Threshold for any Secured Counterparty (other than the Terminated Secured Counterparty) to zero in accordance with Section 2.05(b) of this Agreement, or reducing the Facility Limit to zero in accordance with Section 7.04(b) of this Agreement; or (ii) making any Termination Payments in satisfaction of its obligation under a Secured Counterparty ISDA Agreement with any Secured Counterparty (and, upon such payment in full, such Secured Counterparty shall not be entitled to participate in the application of proceeds pursuant to Section 7.05). ARTICLE VII COLLATERAL; INTERCREDITOR MATTERS Section 7.01 Intercreditor Agreement. Each Secured Counterparty authorizes and directs the Agent to enter into an Accession Agreement to the Intercreditor Agreement, substantially in the form of Exhibit E hereto, whereby it will become a Secured Debt Representative under the Intercreditor Agreement for the benefit of the Secured Counterparties in order to permit the Obligations hereunder to be secured by the Collateral. Each Secured Counterparty hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement. Section 7.02 No Impairment of Rights under Parent Guaranty or to Individual Collateral. Nothing in this Agreement (including Section 6.03) shall be construed to prevent or impair the rights of any Secured Counterparty to enforce its rights under its respective Parent Guaranty or Secured Counterparty ISDA Agreement or its rights with respect to any Eligible Collateral posted to it under its Secured Counterparty ISDA Agreement regardless of whether an Event of Default has occurred under this Agreement.

39 Section 7.03 Intentionally Omitted Section 7.04 Discharge. (a) Upon termination of the Facility pursuant to Section 2.05(c), the Agent shall, at the request of the Company, promptly confirm the Discharge of Specific Debt with respect to the Obligations hereunder, as contemplated in the Intercreditor Agreement. (b) The Company shall have the right at any time, upon five (5) Business Days’ notice to the Agent and each Secured Counterparty, and subject to the Secured Counterparty ISDA Agreements, to reduce the Facility Limit (the Facility Limit as so reduced, the “Adjusted Facility Limit”), provided that any Eligible Collateral required to be posted in accordance with the Secured Counterparty ISDA Agreements after giving effect to such reduction in the Facility Limit has already been posted. If the Facility Limit shall be reduced to zero, the Company may request that the Agent (for its own benefit and for the benefit of the Secured Counterparties) confirm the Discharge of Specific Debt with respect to the Obligations hereunder, as contemplated in the Intercreditor Agreement provided that (i) any Eligible Collateral required to be posted in accordance with the Secured Counterparty ISDA Agreements after giving effect to such reduction in the Facility Limit has been posted and (ii) each applicable Secured Counterparty has delivered a certificate to the Agent that such Eligible Collateral has been posted in the form of Exhibit O hereto. The Agent shall promptly execute and deliver all documents necessary to effect and evidence such a Discharge of Specific Debt with respect to the Obligations hereunder. Upon any such request of the Company, and provided that any Eligible Collateral required to be posted hereunder and pursuant to the applicable Secured Counterparty ISDA Agreement has been so posted, such Secured Counterparty shall promptly deliver such certificate to the Agent. Section 7.05 Proceeds. (a) Proceeds of Collateral shall be applied as provided in the Intercreditor Agreement. (b) If, after an Event of Default and exercise of remedies, any Secured Counterparty has received proceeds of Collateral in payment of any Fourth-Level Obligations then due it while any Secured Counterparty has not received payment of all Third-Level Obligations then due it, then the Secured Counterparty receiving such payment with respect to Fourth-Level Obligations shall purchase (for cash at face value) participations in the Third-Level Obligations of each such other Secured Counterparty, or make such other adjustments as shall be equitable, so that the benefit of all such payments from the proceeds of Collateral on account of Third-Level Obligations shall be shared by the Secured Counterparties ratably in accordance with amounts owing them prior to any payment to any Secured Counterparty with respect to Fourth-Level Obligations; provided, that, (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section shall not be construed to apply to any payment made by a Credit Party pursuant to and in accordance with the express terms of this Agreement. Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law,

40 that any Secured Counterparty acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Secured Counterparty were a direct creditor of each Credit Party in the amount of such participation. Section 7.06 Reinstatement. Obligations owning to the Secured Counterparties and to the Agent hereunder and under the Facility Documents shall be reinstated if and to the extent that for any reason any payment by or on behalf of a Credit Party in respect of such Obligations is rescinded or must otherwise be returned by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. ARTICLE VIII THE AGENT Section 8.01 Appointment of Agent. (a) Each Secured Counterparty hereby appoints Wilmington Trust, National Association as Agent hereunder and as a Secured Debt Representative under the Intercreditor Agreement, and each of the Secured Counterparties hereby authorizes Wilmington Trust, National Association to act as Agent in accordance with the terms of this Agreement and such other applicable Facility Documents. The Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and in the other Facility Documents, as applicable. In performing its functions and duties under the Facility Documents, the Agent shall act solely as an agent of the Secured Counterparties and does not assume and shall not be deemed to have assumed any obligation towards or any relationship of agency or trust with or for any Credit Party. Each Secured Counterparty irrevocably authorizes the Agent to take such action on its behalf, and to exercise such powers, rights and remedies hereunder and under the other Facility Documents as are specifically delegated or granted to the Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities that are expressly specified herein and in the other Facility Documents. The Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Agent shall not have, by reason hereof or of any of the other Facility Documents, a fiduciary relationship with any Secured Counterparty, and nothing herein or in any of the other Facility Documents, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect hereof or in respect of any of the other Facility Documents except as expressly set forth herein or in the other Facility Documents. (b) Except as expressly set forth in this Article VIII, the provisions of this Article VIII are solely for the benefit of the Agent and the Secured Counterparties and no Credit Party shall have any rights as a third-party beneficiary hereof. Section 8.02 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Facility Documents (including for purposes of exercising any rights or remedies under the Collateral Security Documents and Intercreditor Agreement) by or

41 through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts of its choice concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent, employee or attorney-in-fact selected by it with reasonable care. Section 8.03 Agent may act for Individual Secured Counterparties. The Agent may serve as custodian for any Secured Counterparty with respect to any Eligible Collateral. Section 8.04 Exculpatory Provisions. (a) Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Facility Document (except for such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Secured Counterparties or any Credit Party for any recitals, statements, representations and warranties made by any Credit Party or any Secured Counterparty or any officer thereof contained in this Agreement or any other Facility Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Facility Document (including amounts given or certified in connection with an application of proceeds pursuant to Section 7.05) or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Facility Documents, or any failure of any Credit Party to perform its obligations hereunder or thereunder or the satisfaction of any condition set forth herein, other than to confirm receipt of items expressly required to be delivered to the Agent. The Agent shall not be under any obligation to any Secured Counterparty to ascertain or to inquire as to the observance or performance of any agreements contained in, or conditions of, this Agreement or any other Facility Document, or to inspect the properties, books, or records of any Credit Party. The Agent shall not be under any obligation to any party to ascertain or inquire as to the observance or performance of any agreements contained in, or conditions of, this Agreement or any of the other Facility Documents, or to inspect the properties, books or records of any Secured Counterparty. Except as expressly set forth herein and in the other Facility Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Agent or any of its Affiliates in any capacity. The Agent shall not be responsible for, nor shall it have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Facility Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Facility Document or any other agreement, instrument or document, or (iv) the satisfaction of any condition set forth herein or therein, other than to confirm receipt of items expressly required to be delivered to the Agent. (b) The Agent may refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Facility Documents, or from the exercise of any power, discretion or authority vested in it hereunder or thereunder (i) if such action would, in the reasonable opinion of the Agent, be

42 contrary to applicable law or the terms of this Agreement or such Facility Document or (ii) if such action is not expressly provided for in this Agreement or under any other Facility Document, it shall not have received a direction of the Required Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document), to take such action. Upon receipt of any such direction the Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such directions. Notwithstanding anything herein, the Agent (i) may, at any time and for any purpose, request each Secured Counterparty to certify the amount of such Secured Counterparty’s Voting Interest as of the relevant time and whether such Secured Counterparty has (or had) any Energy Transactions outstanding at the relevant time, and until such certifications are received the Agent may refrain from any act or the taking of any action (including the failure to take an action) that requires a determination under this Agreement or any Facility Document of the amount of such Secured Counterparty’s Voting Interest or a determination of whether such Secured Counterparty has any Energy Transactions outstanding, and (ii) shall be fully protected and absolved and shall have no liability arising from the taking or not taking of any action in accordance with such certifications or the determination of, and direction given by, the Required Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document). Without limiting the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be fully protected in relying upon opinions and judgments of attorneys (who may be attorneys for a Credit Party), accountants, experts and other professional advisors selected by it; (ii) no Secured Counterparty shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting hereunder or under any Facility Document in accordance with a direction of the Required Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document); and (iii) the Agent shall be fully protected in performing (and is hereby authorized by the Secured Counterparties to perform) the ministerial and administrative acts contemplated by or expressly provided in any Facility Document. Unless the Agent shall have been notified by a party hereto that, or have actual knowledge that, a Default or Event of Default has occurred and is continuing, whenever in the administration of this Agreement or other Facility Documents the Agent shall deem it necessary or desirable that a factual or legal matter be proved or established in connection with the Agent taking, suffering or omitting to take any action hereunder or under the other Facility Documents, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of bad faith or actual knowledge to the contrary by the Agent, be deemed by the Agent to be conclusively proved or established by a certificate of a Responsible Officer of a Credit Party or, if appropriate, from a legal opinion from counsel (who may be counsel to any Credit Party). (c) Beyond the exercise of reasonable care in the custody thereof and as otherwise specifically set forth herein, the Agent shall not have any duty as to any of the Collateral in its possession or control or in the possession or control of any agent or a bailee of the Agent or any income thereon or as to the preservation of rights against prior parties, and the Agent shall not be responsible for filing any financing or continuation statements or recording

43 any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. Section 8.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Secured Counterparty or a Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Agent receives such a notice, it shall give notice thereof to the Secured Counterparties. Section 8.06 Non-Reliance on Agent and Secured Counterparties. Each Secured Counterparty expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken shall be deemed to constitute any representation or warranty by the Agent to such Person, except as expressly set forth in this Agreement or any other Facility Document. Each Secured Counterparty represents to the Agent that it has, independently and without reliance upon the Agent or any other Secured Counterparty, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to enter into this Agreement. Each Secured Counterparty also represents that it will, independently and without reliance upon the Agent or any other Secured Counterparty, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions regarding entering into Energy Transactions and in taking or not taking action under this Agreement and the other Facility Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties. The Agent shall have no duty or responsibility to provide any Secured Counterparty with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of any Credit Party that may come into the possession of the Agent any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, except to the extent expressly provided in this Agreement or any other Facility Document. Section 8.07 Agent in Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties and the Secured Counterparties and their Affiliates as though the Agent were not an Agent hereunder and under the other Facility Documents. Section 8.08 Successor Agent. (a) The Agent may at any time give notice of its resignation to the Secured Counterparties and the Company. Upon receipt of any such notice of resignation, the Required Secured Counterparties shall have the right, subject to the consent of the Parent (not to be unreasonably withheld or delayed) so long as no Default or Event of Default has occurred and is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Secured Counterparties and shall have accepted such

44 appointment within 60 days after the retiring Agent gives notice of its resignation, then the retiring Agent may petition any court of competent jurisdiction for the appointment of a successor Agent, or any Secured Counterparty may, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Agent. (b) If, at any time, the Agent shall become incapable of acting as such hereunder, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the Agent or of its property shall be appointed, or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Required Secured Counterparties may remove the Agent and appoint a successor Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Agent so removed and one copy to the successor Agent, or any Secured Counterparty may on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Agent and appoint a successor Agent. (c) Upon 60 days notice to the Parent (or such shorter notice as shall be acceptable to the Parent), the Required Secured Counterparties may, subject to the consent of the Parent (not to be unreasonably withheld or delayed), remove the Agent and appoint a successor Agent by delivering notice of such removal to the Parent, the Agent and to the successor Agent so appointed and to the Credit Parties. (d) Any resignation or removal of the Agent and any appointment of a successor Agent pursuant to any of the provisions of this Section 8.08 shall become effective upon acceptance of appointment by the successor Agent as provided in Section 8.08(e) and Section 8.08(f). (e) Any successor Agent appointed pursuant to this Section 8.08 shall be a bank with an office in the United States and shall not be a Credit Party, a Secured Counterparty or an Affiliate of a Credit Party or a Secured Counterparty. Any such successor shall execute and deliver to the Secured Counterparties, the Credit Parties and to its predecessor Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder and under the other Facility Documents, with like effect as if originally named as Agent hereunder; provided, however, that upon the written request of the Required Secured Counterparties, the Credit Parties or the successor Agent, upon payment of its charges then unpaid, the Agent ceasing to act shall pay over to the successor Agent all moneys at the time held by it hereunder or under the other Facility Documents and shall execute and deliver an instrument transferring to such successor Agent all such rights, powers, duties and obligations. Upon request of any such successor Agent, the Credit Parties shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Agent all such rights and powers.

45 (f) Upon the acceptance of a successor’s appointment as the Agent hereunder, and upon the execution and filing or recording of such assignments, financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Secured Counterparties may request, in order to confirm the appointment as Agent hereunder or as the successor Secured Debt Representative with respect to the Obligations hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the Fee Letter and the other Facility Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Agent’s resignation or removal hereunder and under the other Facility Documents, the provisions of this Article VIII shall continue in effect for the benefit of such retiring Agent and its sub-agents, officers, directors, employees, attorneys-in- fact and Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent. Section 8.09 Indemnification. Each Secured Counterparty agrees to indemnify the Agent, in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably in accordance with its Voting Interest in effect on the date of the event in respect of which indemnification is sought (or if the combined Voting Interests of all Secured Counterparties at such date shall be zero, then ratably in accordance with each Secured Counterparty’s most recent Facility Threshold in excess of zero), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever that may at any time occur, be imposed on, incurred by or asserted against the Agent in its capacity as such, in any way relating to or arising out of this Agreement or any of the other Facility Documents or the transactions contemplated hereby or thereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing; provided that no Secured Counterparty shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence or willful misconduct; provided, further, that no action taken in accordance with the directions of the Required Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.09. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever that may at any time occur, this Section 8.09 shall apply whether any such investigation, litigation or proceeding is brought by any Secured Counterparty or any other Person. Without limiting the foregoing, each Secured Counterparty shall reimburse the Agent upon demand, ratably in accordance with its Voting Interest in effect on the date of the event in respect of which indemnification is sought (or if the combined Voting Interests of all Secured Counterparties at such date shall be zero, then ratably in accordance with each Secured Counterparty’s most recent Facility Threshold in excess of zero) for any reasonable and documented costs or out-of-pocket expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or

46 otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement or any other Facility Document, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Credit Parties, and without limiting the obligation of any of the Credit Parties to do so. If any indemnity furnished to the Agent for any purpose shall, in the reasonable opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against by such indemnity until such additional indemnity is furnished. In no event shall this Section 8.09 require any Secured Counterparty to indemnify the Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Secured Counterparty’s ratable portion thereof, based on its Voting Interest in effect on the date of the event in respect of which indemnification is sought (or if the combined Voting Interests of all Secured Counterparties at such date shall be zero, then ratably in accordance with each Secured Counterparty’s most recent Facility Threshold in excess of zero); and provided further that nothing in this Section 8.09 shall be deemed to require any Secured Counterparty to indemnify the Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement of any kind whatsoever resulting from the Agent’s gross negligence or willful misconduct; provided, further, that no action taken in accordance with the directions of the Required Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.09. The agreements in this Section 8.09 shall survive the termination of this Agreement. ARTICLE IX MISCELLANEOUS Section 9.01 Notices. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing (for purposes hereof, the term “writing” shall include information in electronic format such as electronic mail and posting on an internet web page when notice of such posting is given as otherwise provided in this Section 9.01) or by telephone subsequently confirmed in writing. Any notice shall have been duly given and shall be effective if delivered by hand delivery or sent via electronic mail, telecopy, recognized overnight courier service or certified or registered mail, return receipt requested, or posting on an internet web page when notice of such posting is given as otherwise provided in this Section 9.01, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand, electronic mail or telecopy, (ii) on the Business Day following the day on which the same has been delivered prepaid (or on an invoice basis) to a reputable national overnight air courier service, (iii) on the Business Day following the later of the date on which the information is posted on an internet web page and notice of such posting is given as provided in (i) and the date of effectiveness of the notice of such posting pursuant to this Section 9.01, and (iv) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers, in the case of the Credit Parties and the Agent, set forth below, and, in the case of the Secured Counterparties, as set forth on signature pages hereto, or at such other address as such party may specify by written notice to the other parties hereto:

47 if to the Company: Talen Energy Marketing, LLC Floor 2 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Legal Services Facsimile: (610) 774-2755 with a copy to Parent: if to the Parent: Talen Energy Supply, LLC Floor 7 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Treasurer Facsimile: 610-774-4511 if to the Agent: Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Section 9.02 No Waiver; Cumulative Remedies. No failure by the Agent or any Secured Counterparty to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege hereunder or under any other Facility Document or any Secured Counterparty ISDA Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Facility Documents and the Secured Counterparty ISDA Agreements shall be cumulative and not exclusive of any rights or remedies provided by law.

48 Section 9.03 Amendments and Waivers. (a) Subject to Section 9.03(b), any provision of this Agreement or the other Facility Documents may be amended, modified or waived if such amendment, modification or waiver is in writing and is signed by the Credit Parties and each Secured Counterparty and, if the rights or duties of the Agent are affected thereby, the Agent, or as may otherwise be permitted in accordance with the terms of any such Facility Document. Any amendment, modification or waiver provided pursuant to this Section 9.03(a) shall be binding upon the relevant Credit Party, the Agent and all Secured Counterparties; provided that in the case of any waiver of any Default or Event of Default, such waiver shall be limited to the circumstances and the extent expressly waived and shall not affect any subsequent Default or Event of Default or impair any right consequent thereon. (b) The Credit Parties and the Agent may (but shall have no obligation to) amend or supplement this Agreement or the other Facility Documents without the consent of any Secured Counterparty: (i) to cure any ambiguity, defect or inconsistency; (ii) to make any change that would provide any additional rights or benefits to the Secured Counterparties; (iii) to make, complete or confirm any grant of collateral or guaranty permitted or required by this Agreement or any of the other Facility Documents or any release of any collateral or guaranty that is otherwise permitted under the terms of this Agreement and permitted (if addressed therein or otherwise, not prohibited) by the terms of the other Facility Documents; (iv) to correct any typographical errors or other similar mistakes that do not modify the intended rights and obligations of the parties hereto; (v) to provide for additional obligations of the Credit Parties or Liens securing such obligations to the extent permitted by the terms of this Agreement and permitted by (if addressed therein, or, otherwise, not prohibited) the terms of the other applicable Facility Documents; and (vi) to provide for evidence or effectuate other actions that are permitted by this Agreement and not otherwise prohibited by the other Facility Documents. (c) Upon a written request by the Company or any Secured Counterparty to the Agent, with respect to the Company in the form of Exhibit N-1 hereto or, with respect to a Secured Counterparty in the form of Exhibit N-2 hereto (in either case, a “Vote Request”), the Agent shall promptly (but in no event later than five Business Days after receipt of such Vote Request) issue a written notice (the “Vote Notice”) in the form of Exhibit N-3 hereto to the Secured Counterparties attaching such Vote Request; provided that, upon receipt of any Vote Request from a Secured Counterparty relating to the exercise of any rights under

49 Section 6.04 or Article VII, the Agent shall issue such Vote Notice promptly and, in any event, no later than the first Business Day after receiving such Vote Request; and provided further that, if for any reason the Agent does not issue a Vote Notice in accordance with this Section 9.03(c) in a timely manner, then any Secured Counterparty may arrange a vote of the Secured Counterparties in compliance with the procedures set forth in Section 9.03, and upon the Agent receiving satisfactory evidence thereof, the result of the vote shall be binding as if arranged by the Agent. Each Vote Request shall contain (i) a reasonably detailed description of any proposed act or matter requiring the vote, consent, notice, direction, certification or other act of the Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document), (ii) a record date and time (the “Record Date”) for the determination of the Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document) in connection with such proposed act or matter, which Record Date shall be at least one Business Day following issuance of the related Vote Notice, (iii) the effective date, if applicable, of such act or matter and (iv) the deadline (the “Due Date”) for the delivery of the applicable solicited vote, consent, notice, direction, certification or other act or information, which Due Date (x) shall be at least two Business Days after the Record Date and (y) for votes of the Secured Counterparties specified in such Vote Request related to the exercise of any rights under Section 6.04 or Article VII shall be 12:00 p.m. on the second Business Day following issuance of the related Vote Notice. (d) The Secured Counterparties shall deliver votes, consents, notices, directions, certifications or other acts or information solicited in a Vote Request to the Agent (i) in any manner in which notices are permitted to be delivered pursuant to Section 9.01 and (ii) prior to the applicable Due Date. Only the Secured Counterparties listed in the Agent’s records on the applicable Record Date shall be deemed to be Secured Counterparties for the purposes of determining whether the Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document), have authorized, directed, certified or agreed or consented to the act or matter specified in any Vote Request, provided that, notwithstanding anything in this Agreement to the contrary (including in the definition of “Required Secured Counterparties”), the Voting Interest of any such Secured Counterparty who does not deliver a vote, consent, notice, direction, certification or other act or information solicited in a Vote Request in accordance with such Vote Request and this Section 9.03 shall be deemed zero for all purposes of such determination. Any such act or matter given or determined in accordance with this Section 9.03 shall be effective whether or not the Secured Counterparties which authorized, directed, certified or agreed or consented to such act remain Secured Counterparties after the applicable Record Date and whether or not the obligations held by such Secured Counterparties remain outstanding after the applicable Record Date. Section 9.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Credit Party may assign its rights or obligations hereunder except to the extent any such assignment results from the consummation of a merger or consolidation permitted pursuant to Section 5.01(d), 5.02(e) or 5.03(d).

50 Section 9.05 Survival. All representations, warranties, covenants and agreements made herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Facility Documents shall be considered to have been relied upon by the parties hereto and shall survive the execution and delivery of this Agreement and the other Facility Documents. The agreements and obligations of the Credit Parties under Section 5.01(g) and Section 5.04 and Section 9.04, the agreements and obligations of the Secured Counterparties under Section 8.09, and the agreements and obligations of all the parties under Articles VII and IX shall survive termination of this Agreement and the other Facility Documents. Section 9.06 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. A facsimile or Portable Document Format (PDF) copy of a signature shall have the same force and effect as an original signature. Section 9.07 Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement and will preserve the economic value thereof. Section 9.08 Integration. This Agreement, the other Facility Documents and the Fee Letter and the Secured Counterparty ISDA Agreements constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. Section 9.09 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Section 9.10 Submission to Jurisdiction; Waivers. Each Credit Party hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Credit Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum. Section 9.11 WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING

51 ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 9.12 Confidentiality. The Agent and each Secured Counterparty agrees to hold all Information obtained pursuant to the requirements of this Agreement, the other Facility Documents, the Fee Letter and the Secured Counterparty ISDA Agreement in accordance with its customary procedure for handling confidential information of this nature and, to the extent applicable, in accordance with safe and sound banking practices; provided that nothing herein shall prevent any party from disclosing such information (i) to any Credit Party or the Agent, (ii) to any other Person if reasonably incidental to the administration of the Facility, (iii) upon the order of any court or administrative agency, including any subpoena issued by or under the authority of any such court or administrative agency, (iv) to the extent requested by, or required to be disclosed to, any rating agency or regulatory agency or similar authority (including any self-regulatory authority such as the National Association of Insurance Commissioners), (v) which has been publicly disclosed other than as a result of disclosure by such party prohibited by this Agreement, (vi) in connection with any litigation to which any Credit Party, the Agent, any Secured Counterparty or any of their respective Affiliates may be party, (vii) to the extent necessary in connection with the exercise of any remedy hereunder or under the other Facility Documents or any Secured Counterparty ISDA Agreements, (viii) to a party’s Affiliates and their respective directors, officers, employees and agents including legal counsel and independent auditors (it being understood that, if disclosure is made pursuant to this clause (viii), the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ix) with the consent of the Parent, and (x) to Gold Sheets and other similar bank trade publications, such information to consist solely of deal terms and other information customarily found in such publications. For purposes of this Section 9.12, “Information” means all information received from a Credit Party relating to a Credit Party or its business, other than any such information that is available to the Agent or any Secured Counterparty on a nonconfidential basis prior to disclosure by a Credit Party; provided that, in the case of any information received from a Credit Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Except as expressly permitted by this Agreement, each Credit Party and the Agent agrees that it will not disclose to any Secured Counterparty any information with respect to the exposure, Energy Transactions or Secured Counterparty ISDA Agreement of any other Secured Counterparty or the details of any Energy Transactions among parties to this Agreement. Section 9.13 Patriot Act.The Credit Parties acknowledge that some or all of the Secured Counterparties may be subject to the requirements of the USA PATRIOT Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”). The Credit Parties shall cooperate with the Secured Counterparties, including in the event of a permitted assignment or transfer of rights or of obligations under this Agreement, by providing information requested by any Secured Counterparty to allow such Secured Counterparty to meet its obligations under the Patriot Act to identify its counterparties under this Agreement.

52 Section 9.14 Termination of Genco Guaranty and Brunner Island and Montour Mortgages. The parties agree that the Brunner Island Mortgage and the Montour Mortgage and all obligations thereunder have each been satisfied, discharged and released, and shall no longer be in force and effect. The parties further agree and confirm that the Genco Guaranty has been terminated and all obligations of Brunner Island and Montour thereunder have been released, satisfied and discharged. ARTICLE X AMENDMENT AND RESTATEMENT Section 10.01 Amendment and Restatement of Existing Common Agreement. Upon the execution and delivery of this Agreement, the Existing Common Agreement shall be amended and restated to read in its entirety as set forth herein. [Signature Pages to Follow]

Signature Page to the Amended and Restated Common Agreement TALEN ENERGY MARKETING, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TALEN ENERGY SUPPLY, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer BRUNNER ISLAND, LLC, solely as to Section 9.14 By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer MONTOUR, LLC, solely as to Section 9.14 By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to the Amended and Restated Common Agreement WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent By: /s/ Renee Kuhl Name: Renee Kuhl Title: Vice President

Signature Page to the Amended and Restated Common Agreement BNP PARIBAS, as Initial Secured Counterparty By: /s/ Christopher Taylor Name: Christopher Taylor Title: Director, BNP Paribas/Commodity Derivatives BNP PARIBAS, as Initial Secured Counterparty By: /s/ David Samuels Name: David Samuels Title: Managing Director

Signature Page to the Amended and Restated Common Agreement CITIGROUP ENERGY INC., as Initial Secured Counterparty By: /s/ Michael J. Curry Name: Michael J. Curry Title: Managing Director Notice to: Citigroup Energy Inc. 2800 Post Oak Blvd., Suite 500 Houston, Texas 77056 Attention: Legal Department Facsimile No: (713) 752-5244 CitiEnergyMargin@citi.com

Signature Page to the Amended and Restated Common Agreement MERRILL LYNCH COMMODITIES, INC., as Initial Secured Counterparty By: /s/ Dennis Albrecht Name: Dennis Albrecht Title: Managing Director Notice to: Merrill Lynch Commodities, Inc. 20 East Greenway Plaza, 7th Floor Houston, Texas 77046 Attention: Legal Facsimile No: (713) 544-5551 Telephone: (713) 544-4975

Signature Page to the Amended and Restated Common Agreement J. ARON & COMPANY, as Initial Secured Counterparty By: /s/ Susan Rudov Name: Susan Rudov Title: Attorney In Fact

Signature Page to the Amended and Restated Common Agreement MORGAN STANLEY CAPITAL GROUP INC., as Initial Secured Counterparty By: /s/ Brett Humphreys Name: Brett Humphreys Title: Vice President

Schedule A Schedule A INITIAL SECURED COUNTERPARTIES BNP Paribas Citigroup Energy Inc. Merrill Lynch Commodities, Inc. J. Aron & Company Morgan Stanley Capital Group Inc.

Schedule B Schedule B ERISA PLANS

EXHIBIT A-1 Exhibit A JOINDER AGREEMENT THIS JOINDER AGREEMENT is dated as of _______, 20___ by ___________________, a _______________ corporation ("New Secured Counterparty"). WHEREAS, pursuant to Section 2.06 of that certain Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of December 15, 2015 (as amended, modified or supplemented from time to time, the "Common Agreement") by and among Talen Energy Marketing, LLC ("Company"), Talen Energy Supply, LLC, as Guarantor, the Secured Counterparties from time to time party thereto and Wilmington Trust, National Association, as Agent for the Secured Counterparties (in such capacity, "Agent"), the New Secured Counterparty must execute and deliver a Joinder Agreement in accordance with the Common Agreement. NOW THEREFORE, the parties hereby covenant and agree as follows: 1. All capitalized terms used herein shall have the meanings assigned to them in the Common Agreement unless expressly defined to the contrary. 2. New Secured Counterparty hereby enters into this Joinder Agreement in order to comply with Section 2.06 of the Common Agreement and does so in consideration of the promises and covenants made or to be made from time to time under the Common Agreement, from which New Secured Counterparty shall derive direct benefit. 3. From and after the date hereof, new Secured Counterparty shall be considered, and deemed to be, for all purposes of the Facility Documents, a Secured Counterparty under the Facility Documents, as fully as though New Secured Counterparty had executed and delivered or had been a beneficiary of the Facility Documents, at the time of their original execution and delivery and hereby ratifies and confirms its obligations under the Facility Documents, all in accordance with the terms thereof. 4. No Default or Event of Default has occurred and is continuing under any of the Facility Documents. 5. This Joinder Agreement shall be governed by the laws of the State of New York and shall be binding upon New Secured Counterparty and its successors and assigns. [Signature Pages to Follow]

EXHIBIT A-2 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder Agreement as of _________________, 20___. TALEN ENERGY MARKETING, LLC By: Title: TALEN ENERGY SUPPLY, LLC By: Title:

EXHIBIT A-3 WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent By: Title:

EXHIBIT A-4 [_______________], as New Secured Counterparty By: Title: Notice to:

Exhibit E-1 Exhibit E FORM OF ACCESSION AGREEMENT — First-Lien Secured Parties THIS ACCESSION AGREEMENT (this “Agreement”), dated as of [ ], 20[ ], is entered into by [ ], a [ ] (the “Joining Party”), and acknowledged by TALEN ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Borrower”) and each Credit Party, and CITIBANK, N.A., in its capacity as Collateral Trustee under the Intercreditor Agreement (as defined below). Reference is made to that certain Collateral Trust and Intercreditor Agreement (as amended, modified, restated or supplemented from time to time, the “Intercreditor Agreement”), dated as of June 1, 2015 by and among the Borrower, the Subsidiary Guarantors, the Collateral Trustee, the Administrative Agent and each of the other Persons party thereto from time to time in accordance with the terms thereof. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement. This Accession Agreement is being executed and delivered pursuant to Section 5.6(a) of the Collateral Trust Agreement. The Joining Party, as agent under Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of December 15, 2015 (the “Secured Trading Facility Common Agreement”), hereby becomes a SECURED DEBT REPRESENTATIVE under the Intercreditor Agreement with respect to Obligations (as such term is defined in the Secured Trading Facility Common Agreement, the “STF Obligations”) to the Secured Counterparties (as defined in the Secured Trading Facility Common Agreement) under the Secured Trading Facility Common Agreement. Each of the Borrower and the Joining Party hereby agree for the benefit of the First-Lien Secured Parties as follows: (1) The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Joining Party will be deemed to be a party to the Intercreditor Agreement, and, from and after the date hereof, shall have all of the obligations of a SECURED DEBT REPRESENTATIVE thereunder as if it had executed the Intercreditor Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the SECURED DEBT REPRESENTATIVE contained in the Intercreditor Agreement. The first-lien obligations to be secured under the Guarantee and Collateral Agreement and Security Documents, as contemplated in the Secured Trading Facility Common Agreement, are the STF Obligations, and the STF Obligations are hereby designated “Obligations” and will be secured equally and ratably with all existing and future Obligations permitted by the Financing Documents. (2) To the extent the Joining Party is joining as a Secured Debt Representative as agent or trustee for one or more First-Lien Secured Parties, the Joining Party acknowledges that it has the authority to bind such First-Lien Secured Parties to the Intercreditor Agreement and such First-Lien Secured Parties are hereby bound by the terms and conditions of the Intercreditor Agreement. (3) The Joining Party hereby agrees (on behalf of itself and any First-Lien Secured Party claiming through it) to comply with the terms of the Intercreditor Agreement. (4) Each of the undersigned Credit Parties hereby consents to the designation of STF Obligations as Obligations as set forth herein and hereby confirms its respective guarantees,

Exhibit E-2 pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Financing Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such Financing Documents. (5) The address of the Joining Party for purposes of all notices and other communications under the Intercreditor Agreement is Wilmington Trust, National Association, ______________, Attention of [ ] (Facsimile No. [ ], electronic mail address: [ ]). (6) This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. (7) The provisions of Section 9.6 of the Intercreditor Agreement will apply with like effect to this Accession Agreement.

Exhibit E-3 IN WITNESS WHEREOF, each of the Joining Party, each Credit Party and the Collateral Trustee has caused this Accession Agreement to be duly executed by its respective authorized representative, as of the day and year first above written. [WILMINGTON TRUST, NATIONAL ASSOCIATION], as Agent under the Secured Trading Facility Common Agreement referred to herein By: Name: Title: Acknowledged: TALEN ENERGY SUPPLY, LLC By: Name: Title: [INSERT DETAILS OF ALL CREDIT PARTIES UNDER SECURITY DOCUMENTS AS AT DATE OF THIS ACCESSION AGREEMENT] By: Name: Title: Acknowledged: CITIBANK, N.A., as Collateral Trustee By: Name: Title:

Exhibit G-1 Exhibit G-1 [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Threshold Adjustment Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 2.02 of the Agreement, we hereby notify you that a [Threshold Modification][Automatic Threshold Adjustment] has occurred and the modified [Counterparty Threshold][Facility Threshold] is [●], with respect to [specify Secured Counterparty] and its Secured Counterparty ISDA Agreement. Very truly yours, [Secured Counterparty] By: _____________________ Name: Title: cc: Talen Energy Marketing, LLC

Exhibit G-2 Exhibit G-2 [Letterhead of Company] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Threshold Adjustment Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 2.02 of the Agreement, we hereby notify you that a [Threshold Modification][Automatic Threshold Adjustment] has occurred and the modified [Counterparty Threshold][Facility Threshold] is [●], with respect to [specify Secured Counterparty] and its Secured Counterparty ISDA Agreement. Very truly yours, Talen Energy Marketing, LLC By: _____________________ Name: Title: cc: [Secured Counterparty]

Exhibit H-1 Exhibit H-1 [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Secured Counterparty Exposure Notification Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 2.03(a) of the Agreement, we hereby notify you that (i) the Secured Counterparty Exposure with respect to [insert name of Secured Counterparty] is [●] and (ii) the amount of the Termination Payment due and owing by the Company to us under our Secured Counterparty ISDA Agreement is [●]. Very truly yours, [Secured Counterparty] By: _____________________ Name: Title: cc: Talen Energy Marketing, LLC

Exhibit H-2 Exhibit H-2 [Letterhead of Company] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Secured Counterparty Exposure Notification Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 2.03(a) of the Agreement, we hereby notify you that (i) the Secured Counterparty Exposure with respect to [insert name of Secured Counterparty] is [●] and (ii) the amount of the Termination Payment due and owing by us to [specify Secured Counterparty] under its Secured Counterparty ISDA Agreement is [●]. Very truly yours, Talen Energy Marketing, LLC By: _____________________ Name: Title: cc: [Secured Counterparty]

Exhibit I-1 Exhibit I-1 [Letterhead of Company/Parent] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Secured Counterparty ISDA Agreement Event of Default Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. As contemplated in Section 6.05(b) and pursuant to Section [5.01(f)/5.02(g)] of the Agreement, we hereby notify you that an Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement, dated as of [●], 2010, between the Company and [specify Secured Counterparty] has occurred. Very truly yours, [Company/Parent] By: _____________________ Name: Title: cc: [Secured Counterparty]

Exhibit I-2 Exhibit I-2 [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Secured Counterparty ISDA Agreement Event of Default Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen EnergyPlus, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(a) of the Agreement, we hereby notify you that an Event of Default (as defined in the Secured Counterparty ISDA Agreement, dated as of [●], 2010, between the Company and [specify Secured Counterparty] has occurred. Very truly yours, [Secured Counterparty] By: _____________________ Name: Title: cc: Talen Energy Marketing, LLC

Exhibit I-3 Exhibit I-3 [Letterhead of Wilmington Trust, National Association] [Date] To the Addressees on Schedule 1 hereto Re: Trading Limitation Notice Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(b) of the Agreement, the Agent hereby delivers this Trading Limitation Notice to the Company and each Secured Counterparty that the Agent has received the attached notice from a Credit Party of an Event of Default under (and as defined in) the applicable Secured Counterparty ISDA Agreement. Very truly yours, Wilmington Trust, National Association By: _____________________ Name: Title:

Schedule 1 to Exhibit I-3 Schedule 1 to Exhibit I-3 Talen Energy Marketing, LLC Floor 2 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Legal Services Facsimile: (610) 774-2755 Talen Energy Supply, LLC Floor 7 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Treasurer Facsimile: 610-774-4511 [Insert addresses of Secured Counterparties]

Exhibit I-4 Exhibit I-4 [Letterhead of Wilmington Trust, National Association] [Date] To the Addressees on Schedule 1 hereto Re: Trading Limitation Notice Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(b) of the Agreement, the Agent hereby delivers this Trading Limitation Notice to the Company and each Secured Counterparty that the Agent has received the attached notice from [insert applicable Secured Counterparty] of an Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement referred to therein. Very truly yours, Wilmington Trust, National Association By: _____________________ Name: Title:

Schedule 1 to Exhibit I-4 Schedule 1 to Exhibit I-4 Talen Energy Marketing, LLC Floor 2 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Legal Services Facsimile: (610) 774-2755 Talen Energy Supply, LLC Floor 7 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Treasurer Facsimile: 610-774-4511 [Insert addresses of Secured Counterparties]

Exhibit J-1 Exhibit J-1 [Letterhead of Wilmington Trust, National Association] [Date] To the Addressees on Schedule 1 hereto Re: Revocation of Trading Limitation Notice Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(b) of the Agreement, the Agent hereby delivers this Revocation of Trading Limitation Notice to the Company and each Secured Counterparty that the Agent has received the attached Event of Default Resolution Notification from the same party that delivered the Notice of Secured Counterparty ISDA Agreement Event of Default and therefore that the Trading Limitation Notice is no longer outstanding and in effect. Very truly yours, Wilmington Trust, National Association By: _____________________ Name: Title:

Schedule 1 to Exhibit J-1 Schedule 1 to Exhibit J-1 Talen Energy Marketing, LLC Floor 2 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Legal Services Facsimile: (610) 774-2755 Talen Energy Supply, LLC Floor 7 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Treasurer Facsimile: 610-774-4511 [Insert addresses of Secured Counterparties]

Exhibit J-2 Exhibit J-2 [Letterhead of Company/Parent] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Secured Counterparty ISDA Agreement Event of Default Resolution Notification Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. We hereby notify you pursuant to the last sentence of Section 6.05(b) of the Agreement that the circumstances giving rise to the Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement, dated as of [●], 2010, between the Company and [specify Secured Counterparty] have been cured or otherwise resolved by the parties, and we request that you issue a Revocation of Trading Limitation Notice. Very truly yours, [Company/Parent] By: _____________________ Name: Title: cc: [Secured Counterparty]

Exhibit J-3 Exhibit J-3 [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Secured Counterparty ISDA Agreement Event of Default Resolution Notification Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. We hereby notify you pursuant to the last sentence of Section 6.05(b) of the Agreement that the circumstances giving rise to the Event of Default under (and as defined in) the Secured Counterparty ISDA Agreement, dated as of [●], 2010, between the Company and [specify Secured Counterparty] have been cured or otherwise resolved by the parties, and we request that you issue a Revocation of Trading Limitation Notice. Very truly yours, [Secured Counterparty] By: _____________________ Name: Title: cc: Talen Energy Marketing, LLC

Exhibit K-1 Exhibit K-1 [Letterhead of Company] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Early Termination Date Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that [insert name of relevant Secured Counterparty] has designated an Early Termination Date with respect to the Secured Counterparty ISDA Agreement, dated as of [●], 20[●], by and between the Company and [insert name of relevant Secured Counterparty]. Very truly yours, Talen Energy Marketing, LLC By: _____________________ Name: Title: cc: [specify Secured Counterparty]

Exhibit K-2 Exhibit K-2 [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Early Termination Date Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that we have designated an Early Termination Date with respect to the Secured Counterparty ISDA Agreement, dated as of [●], 20[●], by and between the Company and [insert name of relevant Secured Counterparty]. Very truly yours, [Secured Counterparty] By: _____________________ Name: Title: cc: Talen Energy Marketing, LLC

Exhibit L-1 Exhibit L-1 [Letterhead of Company] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Early Termination Date Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that an Early Termination Date has occurred with respect to the Secured Counterparty ISDA Agreement, dated as of [●], 20[●], by and between the Company and [insert name of relevant Secured Counterparty]. Very truly yours, Talen Energy Marketing, LLC By: _____________________ Name: Title: cc: [specify Secured Counterparty]

Exhibit L-2 Exhibit L-2 [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Notice of Early Termination Date Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(d) of the Agreement, we hereby notify you that an Early Termination Date has occurred with respect to the Secured Counterparty ISDA Agreement, dated as of [●], 20[●], by and between the Company and [insert name of relevant Secured Counterparty]. Very truly yours, [Secured Counterparty] By: _____________________ Name: Title: cc: Talen Energy Marketing, LLC

Exhibit M-1 Exhibit M [Letterhead of Wilmington Trust, National Association] [Date] To the Addressees on Schedule 1 hereto Re: Notice to Secured Counterparties of Early Termination Date Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 6.05(d) of the Agreement, the Agent hereby notifies you that it has received a Notice of Early Termination Date. Very truly yours, Wilmington Trust, National Association By: _____________________ Name: Title:

Schedule 1 to Exhibit M Schedule 1 to Exhibit M [Insert addresses of Secured Counterparties]

Exhibit N-1 Exhibit N-1 [Letterhead of Company] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Form of Vote Request Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 9.03(c) of the Agreement, we hereby request that you issue a Vote Notice to the Secured Counterparties. [Company to insert following details: (i) reasonably detailed description of proposed act or matter requiring vote; (ii) Record Date for determination of Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document) in connection with such proposed act or matter; (iii) the effective date, if applicable, of such act or matter; and (iv) the Due Date for delivery of solicited vote.] Very truly yours, Talen Energy Marketing, LLC By: _____________________ Name: Title:

Exhibit N-2 Exhibit N-2 [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Form of Vote Request Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 9.03(c) of the Agreement, we hereby request that you issue a Vote Notice to the Company and the other Secured Counterparties. [Secured Counterparty to insert following details: (v) reasonably detailed description of proposed act or matter requiring vote; (vi) Record Date for determination of Secured Counterparties (or such other number or percentage of the Secured Counterparties as shall be required under the applicable Facility Document) in connection with such proposed act or matter; (vii) the effective date, if applicable, of such act or matter; and (viii) the Due Date for delivery of solicited vote.] Very truly yours, Talen Energy Marketing, LLC By: _____________________ Name: Title: cc: Talen Energy Marketing, LLC

Exhibit N-3 Exhibit N-3 [Letterhead of Wilmington Trust, National Association] [Date] To the Addressees on Schedule 1 hereto Re: Vote Notice Ladies and Gentlemen: Reference is made to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015, by and among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, Wilmington Trust, National Association, as Agent (the “Agent”) and the Secured Counterparties from time to time parties thereto (the “Agreement”). Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 9.03(c) of the Agreement, the Agent hereby delivers this Vote Notice that the Agent has received the attached Vote Request. Very truly yours, Wilmington Trust, National Association By: _____________________ Name: Title:

Schedule 1 to Exhibit N-3 Schedule 1 to Exhibit N-3 Talen Energy Marketing, LLC Floor 2 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Legal Services Facsimile: (610) 774-2755 Talen Energy Supply, LLC Floor 7 835 Hamilton Street Suite 150 Allentown, Pennsylvania 18101 Attention: Treasurer Facsimile: 610-774-4511 [Insert addresses of Secured Counterparties]

Exhibit O-1 Exhibit O [Letterhead of Secured Counterparty] [Date] Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com Re: Release Certificate Ladies and Gentlemen: Reference is made to that certain Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of ____________, 2015 (as modified and supplemented and in effect on the date hereof, the “Agreement”) among Talen Energy Marketing, LLC (the “Company”), Talen Energy Supply, LLC, as a guarantor, the undersigned and the other several secured counterparties from time to time party thereto as Secured Counterparties and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB) , as Agent (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement. This certificate is furnished to the Agent pursuant to Section 7.04(b) of the Agreement. The undersigned hereby certifies and agrees that (i) the Facility Limit has been reduced to zero, and (ii) the Eligible Collateral required to be posted in accordance with the Secured Counterparty ISDA Agreement between the Company and the undersigned after giving effect to such reduction in the Facility Limit has been posted. IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the date first written above. [SECURED COUNTERPARTY] By:________________________ Name:______________________ Title:_______________________